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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Media Arts Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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June 25, 2002

DEAR FELLOW STOCKHOLDERS:

We cordially invite you to attend our 2002 Annual Meeting of Stockholders. The meeting will be held on July 17, 2002 at 9:00 a.m., local time, at 900 Lightpost Way, Morgan Hill, California 95037.

At the meeting, we will (i) elect nine (9) directors, (ii) approve the amendment of the Company's 1998 Stock Incentive Plan; (iii) approve the adoption of the Company's 2002 Stock Option Plan, (iv) ratify the selection of PricewaterhouseCoopers LLP as our independent public accountants, (v) transact other business properly coming before the 2002 Annual Meeting or any related adjournments and postponements and (vi) report on our performance for the nine-month period ended December 31, 2001 and answer your questions.

We look forward to seeing you at the meeting.

Sincerely,

Ron D. Ford
 Chief Executive Officer

TABLE OF CONTENTS

NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS	3
PROXY STATEMENT	4
QUESTIONS AND ANSWERS	5
PROPOSALS TO BE VOTED ON	9
THE BOARD OF DIRECTORS	11
BOARD AND COMMITTEE MEETINGS	14
AUDIT COMMITTEE REPORT	15
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	16
COMPENSATION OF DIRECTORS	16
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION	16
EXECUTIVE COMPENSATION	20
OPTION GRANTS TO NAMED EXECUTIVE OFFICERS	21
AGGREGATED OPTION EXERCISES	22
EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS	22
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	23
STOCK PERFORMANCE GRAPH	26
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	26
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	27
APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS	28
STOCKHOLDER PROPOSALS	29
COSTS OF PROXY SOLICITATION	29
TRANSACTION OF OTHER BUSINESS	29
EXHIBIT A—SUMMARY OF 1998 STOCK INCENTIVE PLAN	A-1
EXHIBIT B—1998 STOCK INCENTIVE PLAN	B-1
EXHIBIT C—SUMMARY OF 2002 STOCK OPTION PLAN	C-1
EXHIBIT D—2002 STOCK OPTION PLAN	D-1

MEDIA ARTS GROUP, INC.
900 Lightpost Way
Morgan Hill, CA 95037

NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 17, 2002

        Notice is hereby given that the 2002 Annual Meeting of Stockholders of Media Arts Group, Inc., a Delaware corporation, will be held on July 17, 2002 at 9:00 a.m., local time, at 900 Lightpost Way, Morgan Hill, California for the following purposes:

  1.
  To elect nine (9) directors to the Board of Directors to serve for one (1) year terms or until their respective successors are elected and qualified;

  2.
  To approve the amendment of the Company's 1998 Stock Incentive Plan;

  3.
  To approve the adoption of the Company's 2002 Stock Option Plan;

  4.
  To ratify the selection of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending December 31, 2002; and

  5.
  To transact other business properly coming before the 2002 Annual Meeting or any related adjournments or postponements.

        Holders of record of our Common Stock at the close of business on June 17, 2002 are entitled to attend and vote at the 2002 Annual Meeting. A complete list of these stockholders will be available at our principal executive offices at 900 Lightpost Way, Morgan Hill, California, prior to the meeting. All such stockholders are cordially invited to attend the meeting in person. However, to ensure representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepared envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a completed proxy card.

BY ORDER OF THE BOARD OF DIRECTORS OF MEDIA ARTS GROUP, INC.

Robert Murray
 Secretary

Morgan Hill, California
June 25, 2002

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

MEDIA ARTS GROUP, INC.
900 Lightpost Way
Morgan Hill, CA 95037

PROXY STATEMENT

        Our Board of Directors is soliciting proxies for the 2002 Annual Meeting of Stockholders to be held on July 17, 2002 at 9:00 a.m. local time at our principal executive offices located at 900 Lightpost Way, Morgan Hill, California. Our telephone number at that location is (408) 201-5000. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters before the meeting.

        June 17, 2002 has been set as the record date for the meeting (the "Record Date"). Stockholders of record on the close of business on June 17, 2002 are entitled to vote at and attend the meeting, with each share entitled to one vote. We have one series of Common Stock outstanding, designated as Common Stock, $0.01 par value. As of the Record Date, 13,224,123 shares of our Common Stock were outstanding and held of record by 479 persons. No shares of our Preferred Stock were outstanding. The inspector of elections appointed for the 2002 Annual Meeting will separately tabulate the affirmative and negative votes, abstentions and broker non-votes.

        Voting materials, which include this Proxy Statement, proxy card and the Annual Report, were mailed to all stockholders entitled to notice of and to vote at the meeting on or about June 25, 2002.

        In this Proxy Statement:

    •
    "1998 Stock Incentive Plan" means the Media Arts Group, Inc. 1998 Stock Incentive Plan,

    •
    "2002 Stock Option Plan" means the Media Arts Group, Inc. 2002 Stock Option Plan,

    •
    "calendar year 2001" means the calendar year ended December 31, 2001,

    •
    "fiscal year 2001" refers to the nine-month period ended December 31, 2001,

    •
    "we," "us," "our," "Company," "Media Arts," and "MAGI" mean Media Arts Group, Inc., a Delaware corporation,

    •
    "Profit Sharing Plan" means the Media Arts Group, Inc. Profit Sharing Plan,

    •
    "Stock Purchase Plan" means the Media Arts Group, Inc. Employee Qualified Stock Purchase Plan,

    •
    holding shares in "street name" means your Media Arts shares are held in an account at a brokerage firm, and

    •
    "SEC" means the Securities and Exchange Commission.

        This solicitation of proxies is made by our Board of Directors.

QUESTIONS AND ANSWERS

Q: WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

A:    You are receiving this Proxy Statement and a proxy card from us because you own shares of Common Stock in Media Arts as of the Record Date. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

When you sign the proxy card, you appoint Herbert D. Montgomery and Robert Murray as your representatives at the meeting. Mr. Montgomery and Mr. Murray will vote your shares, as you have instructed them on the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change.

If an issue comes up for vote at the meeting that is not on the proxy card, Mr. Montgomery and Mr. Murray will vote your shares, under your proxy, in accordance with their best judgment.

Q: WHAT AM I VOTING ON?

A:    You are being asked to vote:

    •
    on the election of nine (9) directors;

    •
    to approve the amendment of the Company's 1998 Stock Incentive Plan;

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    to approve the adoption of the Company's 2002 Stock Option Plan; and

    •
    on the ratification of the selection of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending December 31, 2002.

The section entitled "Proposals To Be Voted On" on page 9 of this Proxy Statement gives you more information on the nominees for election to our Board of Directors and our independent public accountants.

Q: HOW DO I VOTE?

A: (1) You may vote by mail.

You do this by signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted:

    •
    for the nine (9) named nominees;

    •
    for the approval of the amendment of the 1998 Stock Incentive Plan;

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    for the approval of the adoption of the 2002 Stock Option Plan; and

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    for the selection of PricewaterhouseCoopers LLP as our independent public accountants.

                  (2) You may vote in person at the meeting.

We will pass out written ballots to stockholders entitled to vote who want to vote at the meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

Q: HOW MANY VOTES DO I GET?

A:    Each stockholder is entitled to one vote for each share of Common Stock held by the stockholder on the Record Date.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in Media Arts.

Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A:    It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.

For better customer service, we recommend you write to your broker(s) or the Company's transfer agent, Mellon Investor Services, LLC, to consolidate as many of your brokerage or transfer agent accounts as possible under the same name and address. This consolidation can not be done without your written authority.

Q: WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A:    You may revoke your proxy and change your vote at any time before the polls close at the 2002 Annual Meeting. You may do this by:

    •
    signing another proxy with a later date before the beginning of the meeting, or

    •
    voting again at the meeting.

Mere presence at the meeting will not revoke your proxy.

Q: WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

A: (1) If your shares are held in street name, and you do not sign and return your proxy card, your brokerage firm, under certain circumstances, may vote your shares.

When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting. All matters on this year's agenda are routine matters. A brokerage firm cannot vote customers' shares on non-routine matters. You may have granted to your stockbroker discretionary voting authority over your account. Because the only matters on this year's meeting agenda are routine matters, depending on the terms of the agreement you have with your stockbroker, your stockbroker may be able to vote your shares.

If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote in person at the meeting.

(2)    If your shares are in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the meeting.

Q: HOW MANY VOTES DO YOU NEED TO HOLD THE MEETING?

A:    Shares will be counted as present at the meeting if the stockholder either:

    •
    is present and votes in person at the meeting, or

    •
    has properly submitted a proxy card.

A majority of our outstanding shares as of the Record Date must be present or represented at the meeting in order to hold the meeting and conduct business. This is called a quorum. If the shares present, in person and by proxy, at the meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. Although your stockbroker may "abstain" from voting because you prohibited the stockbroker from exercising discretionary authority, the broker non-vote will still be counted as present for purposes of determining if a quorum is present.

Q: HOW MANY VOTES MUST THE NOMINEES TO THE BOARD OF DIRECTORS HAVE TO BE ELECTED?

A:    We use the phrase "yes vote" to mean a vote "for" a director.

The nine (9) nominees receiving the highest number of yes votes will be elected as directors. This number is called a plurality.

Q: WHAT HAPPENS IF NOMINEES ARE UNABLE TO STAND FOR RE-ELECTION?

A:    Our Board of Directors may, by resolution, provide for a lesser number of directors or designate substitute nominees for nominees named in this proxy statement who are unable to serve or for good cause will not serve. In the latter event, shares represented by proxies may be voted for substitute nominees.

Q: HOW ARE VOTES COUNTED?

A:    You may vote:

    •
    either "for" a nominee or "withhold" your vote for a particular nominee;

    •
    "for," "against," or "abstain" on the approval of the amendment of the 1998 Stock Incentive Plan;

    •
    "for," "against," or "abstain" on the approval of the adoption of the 2002 Stock Option Plan; and

    •
    "for," "against," or "abstain" on the ratification of the selection of PricewaterhouseCoopers LLP as our independent public accountants.

If you sign your proxy card without providing further instructions, your shares will be counted as a yes vote for each director, for the approval of the amendment of the 1998 Stock Incentive Plan, for the approval of the adoption of the 2002 Stock Option Plan and for the selection of PricewaterhouseCoopers LLP as our independent public accountants.

Shares that are voted "for," "against," or "withheld" are treated as being present at the meeting for purposes of establishing a quorum. Shares that are voted "for," "against," or "abstain" with respect to a matter will also be treated as shares entitled to vote (the "Votes Cast") with respect to such matter.

While no definitive statutory or case law authority exists in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this matter. Accordingly, abstentions will have the same effect as a vote against the proposal.

Broker non-votes (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as the approval of an amendment to an option plan). Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal. With respect to a proposal that requires a majority of the outstanding shares (such as an amendment to the certificate of incorporation), however, a broker non-vote has the same effect as a vote against the proposal.

Voting results will be tabulated and certified by our transfer agent, Mellon Investor Services, LLC.

Q: WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

A:    We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on Form 10-Q for the quarter ending September 30, 2002 on or before November 15, 2002. We will file that report with the SEC, and you can get a copy by calling Media Arts Investor Relations at (408) 201-5000 or the SEC at (800) SEC-0330 for location of the nearest public reference room, or through the EDGAR system at www.sec.gov.

PROPOSALS TO BE VOTED ON

1. ELECTION OF DIRECTORS

Nominees for election this year are:

    •
    Anthony D. Thomopoulos

    •
    Thomas Kinkade

    •
    Ron D. Ford

    •
    Moe Grzelakowski

    •
    Eric Halvorson

    •
    C. Joseph LaBonte

    •
    Herbert D. Montgomery

    •
    Donald Potter

    •
    Richard E. Stearns

There are no family relationships between any of the directors and officers of the Company. Each nominee is presently a director of Media Arts and has consented to stand for election to a term ending on the day on which the 2003 Annual Meeting of Stockholders is held. If any nominee is unable or declines to serve as a director at the time of the 2002 Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable to or who will decline to serve as a director.

The nine nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

Our Board of Directors unanimously recommends that stockholders vote FOR the election of Ms. Grzelakowski and Messrs. Thomopoulos, Kinkade, Ford, Halvorson, LaBonte, Montgomery, Potter and Stearns.

2. APPROVAL OF THE AMENDMENT OF THE 1998 STOCK INCENTIVE PLAN

The Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend the 1998 Stock Incentive Plan to increase the option grant limitations contained therein. Earlier this year, our Board approved an increase to these option grant limitations. We are seeking stockholder approval of this increase so that we may include such increased grants as qualified compensation in excess of $1 million paid to certain of our executive officers in a single year pursuant to the 1998 Stock Incentive Plan. Such qualified compensation may be deducted for federal income tax purposes. The 1998 Stock Incentive Plan was adopted by the Board on June 22, 1998 and was approved by stockholders on August 19, 1999. In 2000, the 1998 Stock Incentive Plan was amended to increase the number of shares reserved for issuance to 2,800,000.

Options granted under the 1998 Stock Incentive Plan are designed to qualify as "performance-based" compensation within the meaning of Section 162(m) of the Internal Revenue Code. Pursuant to Section 162(m), we generally may not deduct for federal income tax purposes compensation paid to our Chief Executive Officer or our four other highest paid executive officers to the extent that any of these persons receive more than $1 million in compensation in any single year. However, if the compensation qualifies as "performance-based" for Section 162(m) purposes, we may deduct for federal income tax purposes the compensation paid even if such compensation exceeds $1 million in a single year. For the options granted under the 1998 Stock Incentive Plan pursuant to the increased limit to qualify as "performance-based"

compensation under Section 162(m), stockholders must approve the option grant limitations contained within the 1998 Stock Incentive Plan.

For a description of the principal features of the 1998 Stock Incentive Plan and a copy of the 1998 Stock Incentive Plan, see "Appendix A—Summary of the Media Arts 1998 Stock Incentive Plan," and "Appendix B—1998 Stock Incentive Plan."

The approval of the amendment of the 1998 Stock Incentive Plan requires the affirmative vote of a majority of the shares present and entitled to vote on the proposal at the 2002 Annual Meeting.

Our Board of Directors unanimously recommends that stockholders vote FOR the adoption of the 1998 Stock Incentive Plan and the number of shares reserved for issuance thereunder.

3. APPROVAL OF THE 2002 STOCK OPTION PLAN

The Board of Directors has determined that it is in the best interests of the Company and its stockholders to adopt the 2002 Stock Option Plan. In May 2002, the Board of Directors adopted the 2002 Stock Option Plan and reserved Common Stock for issuance thereunder subject to stockholder approval in the amount of 0 shares, plus (a) any shares which have been reserved but not issued under the 1998 Stock Incentive Plan as of the date of stockholder approval of the 2002 Stock Option Plan, (b) any shares returned to the 1998 Stock Incentive Plan as a result of termination of options or repurchase of shares issued under the 1998 Stock Incentive Plan, and (c) an annual increase on the first day of the Company's fiscal year beginning in 2003, equal to the lesser of (i) 500,000 shares, (ii) 4% of the outstanding shares on such date or (iii) a lesser amount determined by the Board. As of the date of stockholder approval of the 2002 Stock Option Plan, no options have been granted pursuant to the 2002 Stock Option Plan. As of June 19, 2002, approximately 2,230,000 shares have been reserved but not issued under the 1998 Stock Incentive Plan.

For a description of the principal features of the 2002 Stock Option Plan and a copy of the 2002 Stock Option Plan, see "Appendix C—Summary of the Media Arts 2002 Stock Option Plan and "Appendix D—2002 Stock Option Plan."

The approval of the 2002 Stock Option Plan requires the affirmative vote of a majority of the shares present and entitled to vote on the proposal at the 2002 Annual Meeting.

Our Board of Directors unanimously recommends that stockholders vote FOR the adoption of the 2002 Stock Option Plan and the number of shares reserved for issuance thereunder.

4. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of our Board of Directors has selected PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending December 31, 2002. PricewaterhouseCoopers LLP has served as our independent public accountants since 1991. Representatives of PricewaterhouseCoopers LLP are expected to attend the meeting in order to respond to questions from stockholders and will have the opportunity to make a statement.

The ratification of PricewaterhouseCoopers as independent auditors of the Company requires the affirmative vote of a majority of the shares present and entitled to vote on the proposal at the 2002 Annual Meeting.

Our Board of Directors unanimously recommends that the stockholders vote FOR ratification of the selection of PricewaterhouseCoopers LLP as our independent public accountants.

5. OTHER BUSINESS

Our Board of Directors knows of no other business for consideration at the meeting. If other matters are properly presented at the meeting, or for any adjournment or postponement of the meeting, of which we did not have notice of prior to March 1, 2002 or that applicable laws otherwise permit proxies to vote on a discretionary basis, Mr. Montgomery and Mr. Murray will vote, or otherwise act, on your behalf in accordance with their judgment on such matters.

THE BOARD OF DIRECTORS

        Our Board of Directors currently has nine (9) members. The names of the nominees for election to our Board of Directors at the 2002 Annual Meeting of Stockholders and certain information about them are set forth below.

Name	Age	Position with Media Arts Group, Inc.	Director Since
Anthony D. Thomopoulos	64	Chairman of the Board of Directors	2000
Ron D. Ford	40	Member of the Board of Directors and Chief Executive Officer	2002
Moe Grzelakowski	48	Member of the Board of Directors and Member of the Audit and Compensation Committees	2001
Eric Halvorson	53	Member of the Board of Directors and Member of the Audit Committee	2001
Thomas Kinkade	44	Member of the Board of Directors and Art Director	1990
C. Joseph LaBonte	62	Member of the Board of Directors and Chairman of the Compensation Committee	2001
Herbert D. Montgomery	59	Member of the Board of Directors, Executive Vice President, Chief Financial Officer and Treasurer	2000
Donald Potter	56	Member of the Board of Directors and Chairman of the Audit Committee	2001
Richard E. Stearns	51	Member of the Board of Directors	2002

        There are no family relationships between any of our directors or executive officers.

        Mr. Anthony D. Thomopoulos has been a member of the Board of Directors of the Company since July 2000 and the Chairman of the Board of Directors since June 2001. Mr. Thomopoulos served as the Company's interim Chief Executive Officer from June 2001 to January 2002. From July 1999 to April 2001, Mr. Thomopoulos was the Vice Chairman of the Board of OnVANTAGE, Inc., formerly Familyroom.com. From March 1995 to December 1997, Mr. Thomopoulos was the Chief Executive Officer of MTM Entertainment and President of The Family Channel, both subsidiaries of International Family Entertainment, Inc. From April 1991 to February 1995 he was President of Amblin Television, a division of Amblin Entertainment. In 1989 he founded Thomopoulos Productions, an independent motion picture and television production company. In 1986 he was named Chairman of the Board of Directors of United Artist Pictures. Prior thereto, he spent 12 years at ABC in positions including Vice President of Prime Time Programs and President of ABC Broadcast Group.

        Mr. Thomas Kinkade co-founded the Company through a preceding company in 1990 and has been the Art Director and a member of the Board of Directors since its inception. Mr. Kinkade has provided artwork to the Company for its productions since its inception. In addition, Mr. Kinkade provides strategic vision for the Thomas Kinkade brand, assisting in product development and communicating the Company's brand message through public appearances and books. Prior to March 1990, Mr. Kinkade was a self-employed artist.

        Dr. Ron D. Ford has served as the Company's Chief Executive Officer and a member of the Board of Directors since January 2002. Dr. Ford served as President of Onecoast Network, Inc. from 1999 to 2001 and served as Chief Financial Officer of Onecoast Network, Inc. from 1998 to 1999. From 1995 to 1998, Dr. Ford was Chief Financial Officer and Chief Information Officer for Curtis 1000, Inc., a subsidiary of American Business Products. From 1992 to 1995, Dr. Ford served as Executive Vice President and Chief Operating Officer of Milestone Capital. Dr. Ford received a Bachelor of Science degree in Business Administration from the University of Tennessee, a Masters in Business Administration degree from Vanderbilt University, and a Doctorate of Executive Management at the Weatherhead School of Management, Case Western Reserve University.

        Ms. Moe Grzelakowski has been a member of the Company's Board of Directors since November 2001. Since January 2001, Ms. Grzelakowski has been Chief Executive Officer of MindGifts. In April 2002 she became President of Oak Hills Country Club. From July 2000 to January 2001, Ms. Grzelakowski was Senior Vice President of Dell Computer. From January 1996 to July 2000, Ms. Grzelakowski was the Senior Vice President and General Manager of strategic marketing for Motorola's Network Solutions. Ms. Grzelakowski's earlier positions at Motorola included Vice President and General Manager of the International Cellular Infrastructure Division, and corporate Vice President and General Manager of Cellular Systems Group. Ms. Grzelakowski also held various managerial and technical positions at AT&T and Bell Laboratories from July 1977 to January 1996. Ms. Grzelakowski holds a bachelors degree in electrical engineering and masters degrees in computer science and management from Northwestern University.

        Mr. Eric Halvorson has been a member of the Company's Board of Directors since November 2001. From August 2000 to present, Mr. Halvorson has been a Visiting Professor of Business Law and Accounting at Pepperdine University, Malibu, California, where he instructs classes in Legal and Regulatory Environment of Business, Financial Accounting and Corporate Finance. From January 1995 to August 2000, Mr. Halvorson was Executive Vice President and Chief Operating Officer of Salem Communications Corporation, the largest U.S. radio broadcasting company that targets audiences interested in religious and family issues. From 1983 to January 1995, Mr. Halvorson, a member of the Wisconsin and California State Bar Associations, practiced law with the law firm of Godfrey and Kahn, a Milwaukee, Wisconsin based law firm, where he specialized in corporate, banking and securities law with a particular emphasis in mergers and acquisitions. Prior to practicing law, Mr. Halvorson was a Certified Public Accountant with Arthur Andersen & Company in Atlanta. Mr. Halvorson holds a Bachelor of Science degree in accounting from Bob Jones University and a Juris Doctor degree from Duke University School of Law. Mr. Halvorson is currently a director of Salem Communications Corporation and of several privately owned companies.

        Mr. C. Joseph LaBonte has been a member of the Company's Board of Directors since November 2001. Mr. LaBonte was the President and Chief Executive Officer of Jenny Craig, Inc. from April 1994 to December 1997 and was a director of Jenny Craig, Inc. from August 1992 to January 1998. From May 1987 to January 1990, Mr. LaBonte was President, Chief Operating Officer and a director of Reebok International Ltd. From 1979 through 1983, Mr. LaBonte was President, Chief Operating Officer and a director of 20th Century Fox Film Corporation. Mr. LaBonte holds a Master of Business Administration degree from Harvard Business School, where he graduated as a Baker Scholar, a Bachelor of Science degree in Industrial Technology and an Associate of Mechanical Engineering degree from Northeastern University. Mr. LaBonte is the Chairman of The Vantage Group, an investment and financial advisory firm, which he founded in 1983. Mr. LaBonte also serves as a director of various privately owned companies.

        Mr. Herbert D. Montgomery has been a member of the Company's Board of Directors since July 2000 and has served as the Company's Executive Vice President and Chief Financial Officer since May 2001. From November 1999 to May 2001, Mr. Montgomery was Executive Vice President, Chief Financial Officer and Treasurer of Standard Media International. From January 1998 to November 1999,

Mr. Montgomery was the Senior Vice President, Chief Financial Officer and Treasurer of Cotelligent, Inc. From June 1994 to January 1998, Mr. Montgomery was Senior Vice President, Chief Financial Officer and Treasurer of Guy F. Atkinson. Mr. Montgomery has specialized in high growth, high technology and turn-around environments. He has taken three companies public and has served as Chief Financial Officer of technology, product and services companies over the last 20 years. In September 2001, Standard Media International filed for bankruptcy. In August 1997, Guy F. Atkinson filed for bankruptcy. Mr. Montgomery holds a Master of Science degree in Management and a Bachelor of Science degree in Finance from California State University, Northridge. Mr. Montgomery is currently a director of Institute for OneWorld Health.

        Mr. Donald Potter has been a member of the Company's Board of Directors since November 2001. Mr. Potter has served as a consultant to senior management of substantial companies since 1973. From 1984 to present, Mr. Potter has served senior management of various domestic and foreign companies while heading Windermere Associates, Inc. From 1973 to 1984, Mr. Potter was with the international consulting firm of McKinsey & Company, where he served as a partner from July 1979 to March 1984. Mr. Potter holds a Master of Business Administration degree from Harvard Business School, where he graduated as a Baker Scholar, an award granted to five percent of the graduating class. Mr. Potter is also a magna cum laude graduate in Arts and Letters from the University of Notre Dame.

        Mr. Richard Stearns has been a member of the Company's Board of Directors since January 2002. Mr. Stearns is currently President of World Vision U.S., a position he assumed in June 1998. Prior to that, Mr. Stearns held positions with Lenox Inc. from June 1987 to June 1998. He served as President and Chief Executive Officer of Lenox Inc. from 1995 to 1998. From 1977 to 1985 Mr. Stearns held various executive and management positions with Gillette, Parker Brother Games and the Franklin Mint. Mr. Stearns received a Bachelor's Degree from Cornell University in Neurobiology and a Master's Degree in Business Administration from the Wharton School at the University of Pennsylvania.

BOARD AND COMMITTEE MEETINGS

        Our Board of Directors held eight (8) meetings in calendar year 2001 (of which four (4) were held in fiscal year 2001). Each director attended all Board of Directors meetings in calendar year 2001. The Compensation Committee of our Board of Directors met one (1) time during calendar year 2001 (which meeting was held in fiscal year 2001). Each member of the Compensation Committee attended the Compensation Committee meeting during calendar year 2001. The Audit Committee of our Board of Directors met one (1) time during calendar year 2001 (which meeting was held in fiscal year 2001). Each member of the Audit Committee attended the Audit Committee meeting during calendar year 2001. The table below describes the committees of our Board of Directors. Our Board of Directors does not have a nominating committee or a committee serving an equivalent function. Our Board of Directors may establish other committees to facilitate its business objectives.

NAME OF COMMITTEE AND MEMBERS	FUNCTIONS OF THE COMMITTEE	NUMBER OF MEETINGS IN 2001
AUDIT Herbert D. Montgomery (September 2000 - May 2001) Anthony D. Thomopoulos (September 2000 - June 2001) W. Michael West (October 1998 - August 2001) Donald Potter (November 2001 - present) Eric Halvorson (November 2001 - present) Moe Grzelakowski (November 2001 - present)	• Reviews Media Art's financial reporting processes and internal accounting and financial controls • Reviews the reports of our independent public accountants • Approves all professional services performed by our independent public accountants • Recommends the selection of independent public accountants to our Board of Directors, subject to ratification by the stockholders	1
COMPENSATION Norman A. Nason (October 1998 - September 2001) Raymond A. Peterson (October 1999 - September 2001) W. Michael West (October 1998 - August 2001) C. Joseph LaBonte (November 2001 - present) Moe Grzelakowski (November 2001 - present) Richard Stearns (January 2002 - present)	• Approves stock compensation for our executive officers and the compensation of the Chief Executive Officer and makes recommendations to the Board regarding stock plans and the compensation of officers and other managerial employees	1

AUDIT COMMITTEE REPORT

        This report, the Compensation Committee Report and the Stock Price Performance graph on page xx of this Proxy Statement shall not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that Media Arts Group, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        Our Board of Directors has adopted a written Audit Committee Charter. All members of the Audit Committee as of November 15, 2001 were independent as defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.

        The Audit Committee reviewed and discussed the plans for, and scope of, the audit before it was performed by PricewaterhouseCoopers LLP, our independent auditors. The Audit Committee has reviewed and discussed with PricewaterhouseCoopers LLP and the management of Media Arts Group, Inc. the audited financial statements of Media Arts Group, Inc. contained in the Annual Report to stockholders for the nine-month period ended December 31, 2001. In addition, the Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, "Codification of Statements on Auditing Standards, Communication with Audit Committees."

        The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", and has discussed with PricewaterhouseCoopers LLP their independence. The Audit Committee has also considered whether the provision of non-audit services to Media Arts Group, Inc. by PricewaterhouseCoopers LLP is compatible with maintaining their independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the nine-month period ended December 31, 2001, filed with the U.S. Securities and Exchange Commission.

        In May 2001, Mr. Montgomery, while remaining on the Board of Directors, resigned from the Audit Committee due to his employment with us as our Chief Financial Officer and the resulting loss of independence. In June 2001, Mr. Thomopoulos, was appointed to Chairman of the Board and interim Chief Executive Officer and accordingly, resigned from the Audit Committee, due to his loss of independence. In August 2001, Mr. West resigned from the Board of Directors and the Audit Committee of the Board of Directors. In November 2001, Messrs. Potter and Halvorson and Ms. Grzelakowski, all independent board members, were appointed to the Audit Committee. Accordingly, the current Audit Committee members present this report of actions approved by the previous Audit Committee members.

Respectfully submitted by:
The Audit Committee of the Board of Directors of Media Arts Group, Inc.
Donald Potter, Chairman
Moe Grzelakowski
Eric Halvorson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During fiscal year 2001, no member of the Company's Compensation Committee was an employee of the Company. Except as described below, during fiscal year 2001, no executive officer of the Company served on the board or compensation committee of another company that had an executive officer serve on the Company's board or its compensation committee. During fiscal year 2001, Mr. Thomopoulos, the Company's Chairman and interim Chief Executive Officer, served on the Board of Directors of OnVANTAGE, Inc. and Mr. Kenneth E. Raasch, the Chairman of OnVANTAGE, Inc., served on the Company's Board of Directors.

COMPENSATION OF DIRECTORS

        We do not pay directors who are also officers of Media Arts additional compensation for their service as directors. In calendar year 2001 and fiscal year 2001, compensation for directors who were not our employees or of any of our subsidiaries, also called "non-employee directors," included the following:

  •
  an annual retainer of $15,000 ($30,000 for the Chairman of the Board as of 2002),

  •
  $2,000 for each Board of Directors' meeting attended ($3,000 for the Chairman as of 2002),

  •
  certain expenses of attending Board of Directors meetings,

  •
  an option to purchase 5,000 shares of our Common Stock,

  •
  $500 to $1,000, depending on the duration of the meeting, for committee meetings attended by those directors serving on the Audit Committee and/or Compensation Committee ($2,000 for the Chairman as of 2002), and

  •
  $2,000 per week ($50,000 in aggregate) prior to April 24, 2001, for each of Messrs. West and Montgomery, the directors who served on the Special Committee that was formed to evaluate a proposal by Thomas Kinkade to acquire all of the outstanding shares of our stock not already owned by him.

        As of June 17, 2002 the non-employee directors are Ms. Grzelakowski and Messrs. Thomopoulos, Halvorson, LaBonte, Potter and Stearns.

        In calendar year 2001 and fiscal year 2001, Messrs. Nason, Peterson, Raasch, West, Porter, Halvorson and LaBonte and Ms. Grzelakowski were our non-employee directors. In calendar year 2001, Mr. Montgomery was a non-employee director from January to May, and Mr. Thomopoulos was a non-employee director from January to June.

        Under the 1998 Stock Incentive Plan, non-employee directors received an annual, automatic grant of an option to purchase 5,000 shares of our Common Stock at 85% of the fair market value of our Common Stock on the date of grant. "Fair market value" is defined in the 1998 Stock Incentive Plan as the closing price of our stock on the date the option is granted. The annual option grant to each non-employee director of 5,000 shares of Common Stock was made to Messrs. Halvorson, LaBonte and Potter and Ms. Grzelakowski as of November 12, 2001, at an exercise price of $2.72 per share.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

        During calendar year 2001 and fiscal year 2001, the Compensation Committee of our Board of Directors (the "Committee") consisted of Messrs. Nason, Peterson and West. Due to the resignations from the Board of Directors of Mr. West in August 2001 and Messrs. Nason and Peterson in September 2001, Mr. LaBonte and Ms. Grzelakowski were appointed to the Compensation Committee in November 2001. Accordingly, the current Compensation Committee members present this report of actions approved by the previous Compensation Committee members. During calendar year 2001 and fiscal year 2001, no member of the Compensation Committee was also one of our employees or of any of our subsidiaries. The Compensation Committee has overall responsibility for our executive compensation policies and practices. The Compensation Committee's functions include:

    •
    determining the compensation of our Chief Executive Officer,

    •
    upon recommendation of the Chief Executive Officer, reviewing all executive officers' compensation, including salary and bonuses, and

    •
    granting awards under the 1998 Stock Incentive Plan.

        The Compensation Committee has provided the following report on our compensation policies as they apply to our executive officers and our Chairman of the Board of Directors, the relationship of our performance to executive compensation and the Chief Executive Officer's compensation.

Overview of Compensation Philosophy Policies

        Our compensation policies are designed to address a number of objectives, including rewarding financial performance and motivating executive officers to achieve significant returns for stockholders. To promote these policies, the Compensation Committee implemented a compensation program for calendar year 2001 that was made up of (1) the Executive Management Bonus program, which is an annual cash incentive program that "pays for performance" and provides bonuses based on the realization of our annual financial goals and (2) the grant of stock options that align management's interests to those of stockholders.

        The Compensation Committee believes that executive compensation should be highly leveraged toward the incentive-based programs described above. By placing a substantial portion of an officer's compensation "at risk" in this manner, our compensation program focuses management's efforts on improving financial performance and effectively integrates executive compensation with our annual and long-term strategic objectives.

        When establishing salaries, bonus levels and stock-based awards for executive officers, the Compensation Committee considers the individual's role, responsibilities and performance during the past year, and the amount of compensation paid to executive officers in similar positions of comparable companies, based on periodic reviews of competitive data obtained from independent consultants. However, the Compensation Committee also makes discretionary and subjective determinations of appropriate compensation amounts to reflect, for example, our philosophy of compensating executives for the success they achieve in managing specific enterprises.

        In the case of the compensation of executive officers other than the Chief Executive Officer, the Compensation Committee places considerable weight upon the recommendations of the Chief Executive Officer.

        The Importance of Ownership—A fundamental tenet of our compensation policy is that significant equity participation creates a vital long-term partnership between management and other stockholders. Through the Stock Purchase Plan and the 1998 Stock Incentive Plan, the benefits of equity ownership are extended to our executive officers and employees and of our subsidiaries. As of June 19, 2002, our directors and executive officers owned an aggregate of 4,281,026 shares and had the right to acquire an additional 883,332 shares upon the exercise of stock options, exercisable on or before June 19, 2002.

Calendar Year and Fiscal Year 2001 Executive Officer Compensation Program

        The components of our executive officer compensation program are described below:

        Base Salary—We believe that base salary is frequently a significant factor in attracting, motivating and retaining skilled executive officers. Accordingly, the Compensation Committee reviews base salaries of executive officers annually and generally sets the base salary of its executive officers at or near the average of the levels paid by companies with comparable revenues either engaged in the home décor/accessories industry or located in the Silicon Valley. In addition, the Compensation Committee evaluates the specific job functions and past performance of individual officers.

        Executive Management Bonus Program—The Compensation Committee administers the discretionary Executive Management Bonus Program, which is a pay-for-performance program under which cash bonus awards are paid based upon (1) achievement of individual goals and objectives and our earnings per share and revenues reaching at or above fixed targets and (2) a percentage of each executive officer's personal base salary, with the percentage varying based on the executive's level of responsibility and management tier classification. In addition, participants are not eligible to receive bonus pay-outs unless they are our employees on the day the bonus is actually paid to all eligible employees.

        The Compensation Committee sets target bonuses at the beginning of each fiscal year based upon the recommendation of the Chief Executive Officer.

        Management Deferred Compensation—We have a nonqualified deferred compensation plan which allows eligible employees and directors to annually elect to defer a portion of their compensation within the meanings of the related provisions under the Employee Retirement Income Security Act of 1974, as amended. The deferred compensation, together with accumulated earnings, is distributable in cash in specified future periods, on termination of employment, or at any time subject to penalty. At December 31, 2001 the deferred compensation and accumulated earnings totaled $2,523,774. The deferred compensation plan is funded under a trust agreement whereby we contribute to the trust amounts necessary to pay premiums on life insurance policies carried to meet the obligations under the plan. During calendar year 2001 and fiscal year 2001, no employer contributions were made.

        Stock Option Grants—In fiscal year 2001, the Compensation Committee granted an aggregate of 130,000 stock options under the 1998 Stock Incentive Plan to the Company's executive officers. The Compensation Committee determined the number of options to be granted to executive officers primarily by evaluating each officer's (1) respective job responsibilities, (2) past performance, (3) expected future contributions and (4) management tier classification. The Compensation Committee believes that these stock option grants will more closely align the long-term interests of senior management with those of stockholders and assist in the retention of key executives.

        Interim Chief Executive Officer's Compensation—Anthony D. Thomopoulos

        Our Interim President and Chief Executive Officer, Anthony D. Thomopoulos, received a base salary of $250,000 commencing on the first day of his employment, June 18, 2001, for a period of ninety days. At the end of the ninety-day period, Mr. Thomopoulos' compensation was to consist of an option grant for 50,000 shares with an exercise price of $1.00 per share for every thirty (30) day period for up to ninety days. In January 2002, the Company and Mr. Thomopoulos agreed that Mr. Thomopoulos would be paid four monthly payments of $100,000 commencing February 1, 2001, in lieu of the grant of such stock options. The Compensation Committee uses the same procedures described above in setting the annual salary, bonus and stock option awards for the Interim President and Chief Executive Officer.

        Chief Executive Officer until June 2001—Craig A. Fleming

        During the period that Mr. Fleming was the President and Chief Executive Officer in calendar year 2001, he received a total amount of base salary of $230,340 (based upon an annual base salary of $372,400). There was no employment agreement in effect between us and Mr. Fleming. Mr. Fleming did not receive a cash bonus under the Executive Management Bonus Program during calendar year 2001. In calendar year 2001, the Compensation Committee granted no stock options to Mr. Fleming. In calendar year 2001, Mr. Fleming received a retention bonus of $176,400, payments of $3,396 under the Company's profit sharing plan, payments of $18,000 for automobile allowance, and other miscellaneous payments of $1,703. In connection with Mr. Fleming's termination of employment, he received a severance payment of

$784,000 and a distribution from the deferred compensation plan of $155,646. The Compensation Committee used the same procedures described above in setting the annual salary, bonus and stock option awards for the Mr. Fleming.

        Compensation of Current Chairman—Anthony D. Thomopoulos

        Mr. Thomopoulos was appointed as the Chairman of the Board of Directors in June 2001. During the period that Mr. Thomopoulos was a non-employee director in calendar 2001, he received the standard compensation for non-employee directors, as outlined on page 16 of this proxy statement.

        Compensation of Chairman from September 2000 until June 2001—Craig A. Fleming

        During Mr. Fleming's tenure as Chairman of the Board of Directors, he received no additional compensation from that which he received as Chief Executive Officer.

        Tax Law Limits On Executive Compensation and Policy on Deductibility of Compensation—Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that a company may not take a tax deduction for that portion of the annual compensation paid to an executive officer in excess of $1 million, unless certain exemption requirements are met. The 1998 Stock Incentive Plan was designed to meet the exemption requirements of Section 162(m).

        Conclusion—All aspects of our executive compensation program are subject to change at the discretion of the Compensation Committee. The Compensation Committee will continue to monitor our executive compensation program on an ongoing basis to ensure that it continues to support a performance-oriented environment and remains properly integrated with our annual and long-term strategic objectives.

Respectfully submitted by:
The Compensation Committee of the
Board of Director of Media Arts Group, Inc.
C. Joseph LaBonte, Chairman
Moe Grzelakowski
Richard Stearns

EXECUTIVE COMPENSATION

        The table below shows, for (i) the transition period from April 1, 2001 to December 31, 2001, (ii) the fiscal year ended March 31, 2001, (iii) the fiscal year ended March 31, 2000 and (iv) the fiscal year ended March 31, 1999, compensation information for the Company's Chief Executive Officer, the next four most highly compensated executive officers and individuals for whom disclosure would have been required but for the fact that they were not executive officers at the end of the transition period from April 1, 2001 to December 31, 2001. All of these individuals are referred to herein as the "Named Executive Officers."

Summary Compensation Table(1)

		Annual Compensation					Long-Term Compensation Awards
Name and Principal Position	Fiscal Year/ Transition Period	Salary($)	Bonus($)(2)		Other Annual Compensation ($)(3)		Securities Underlying Options(#)	All Other Compensation ($)(4)
Anthony D. Thomopoulos Interim Chief Executive Officer	04/01/01- 12/31/01 2001 2000 1999	268,750 — — —	100,000 — — —		— — — —		— 5,000 — —	2,000 40,000 — —
Craig A. Fleming Former President and Chief Executive Officer	04/01/01- 12/31/01 2001 2000 1999	132,390 392,000 275,000 259,000	273,246 245,016 183,619 326,436		18,396 22,312 24,158 21,429	(6) (6)	— — 275,000 55,000	802,550 2,278 2,039 146
Richard F. Barnett Senior Vice President, Retail Development	04/01/01- 12/31/01 2001 2000 1999	99,000 132,000 147,625 207,000	1,010,844 2,419,022 2,101,323 1,921,422	(5) (5) (5) (5)	5,861 9,244 10,529 11,533		— — — —	2,620 988 883 501
Herbert D. Montgomery Executive Vice President and Chief Financial Officer	04/01/01- 12/31/01 2001 2000 1999	193,091 — — —	55,000 — — —		4,500 — — —		130,000 5,000 — —	7,000 83,000 — —
James Lambert Senior Vice President, New Business Development, Sales and Marketing	04/01/01- 12/31/01 2001 2000 1999	146,250 197,639 175,939 131,708	83,250 83,250 93,517 60,236		6,364 7,613 7,767 4,018		— 40,000 10,000	1,354 1,875 14,689 4,208
Michael J. Catelani Vice President, Finance	04/01/01- 12/31/01 2001 2000 1999	123,750 199,929 165,000 108,750	74,250 74,250 121,011 61,639		5,910 6,410 8,927 2,611		— — 50,000 4,500	427 165,427 28,756 —
Timothy S. Guster Senior Vice President, General Counsel, Chief Administrative Officer and Secretary	04/01/01- 12/31/01 2001 2000 1999	153,749 212,499 76,875 —	101,250 124,087 45,000 —		6,783 29,605 — —	(7)	— 30,000 50,000 —	452,845 2,373 — —
J. Edward Hollender Executive Vice President and Chief Operating Officer	04/01/01- 12/31/01 2001 2000 1999	98,717 215,000 71,282 —	72,000 127,207 35,000 —		4,864 37,458 — —	(7)	— 50,000 50,000 —	480,000 — — —

(1)
On June 18, 2001, Craig A. Fleming resigned as President and Chief Executive Officer of the Company and Anthony D. Thomopoulos was appointed as Interim President and Chief Executive Officer of the Company. J. Edward Hollender's employment with the Company terminated on August 3, 2001. Timothy S. Guster's employment with the Company terminated on November 1, 2001. Mr. Catelani's employment with the Company terminated in February 2002 pursuant to a severance agreement entered into in December 2001. Mr. Lambert's employment with the Company terminated in March 2002. Mr. Barnett's employment with the Company terminated in April 2002. Certain compensation information for Ron D. Ford, the Company's Chief Executive Officer as of January 2002, can be found on page 25 of this Proxy Statement.

(2)
Includes deferred income for Mr. Fleming in the amount of $155,646, $66,000, $106,000 and $34,000 for the nine-month transition period and the fiscal years ended March 31, 2001, 2000 and 1999, respectively. Includes deferred income for Mr. Barnett in the amount of $1,575,992 and $518,206 for the fiscal years ended March 31, 2000 and 1999, respectively.

(3)
Includes the following Profit Sharing Plan payments: (i) for the nine-month transition period: $3,396, $1,361, $1,864, $1,410, $1,783 and $1,864 for Messrs. Fleming, Barnett, Lambert, Catelani, Guster and Hollender, respectively, (ii) for fiscal year ended March 31, 2001: $8,332, $3,244, $4,266, $1,864 and $1,410 for Messrs. Fleming, Barnett, Guster, Lambert and Catelani, respectively, (iii) for fiscal year ended March 31, 2000: $11,070, $5,779, $7,769 and $5,677 for Messrs. Fleming, Barnett, Lambert and Catelani and (iv) for fiscal year ended March 31, 1999: $10,578, $7,033, $4,018.53 and $2,611.28 for Messrs. Fleming, Barnett, Lambert and Catelani.

(4)
Includes the Company's matching contributions to the 401(k) Plan and severance payments to Messrs. Fleming, Guster and Hollender in the amounts of $784,000, $450,000 and $480,000, respectively. Includes fees for service on the Board of Directors and Committees of $2,000 and $7,000 for Messrs. Thomopoulos and Montgomery, respectively, in the nine-month period ended December 31, 2001 and $40,000 and $83,000 for Messrs. Thomopoulos and Montgomery, respectively, for the fiscal year ended March 31, 2001.

(5)
In the transition period and in 2001, 2000 and 1999, Mr. Barnett received commissions in the amounts of $1,010,844, $2,419,022, $2,101,323 and $1,921,422, respectively (based upon Company sales to Thomas Kinkade Signature Galleries™) under his employment agreement.

(6)
Includes automobile allowance of $15,000 in the nine-month transition period and $12,000 in the fiscal year ended March 31, 2000.

(7)
Includes housing and relocation allowances for Messrs. Hollender and Guster in the amounts of $25,950 and $20,890, respectively.

OPTION GRANTS TO NAMED EXECUTIVE OFFICERS DURING THE TRANSITION PERIOD
FROM APRIL 1, 2001 TO DECEMBER 1, 2001

        The table below shows stock option grants to the Named Executive Officers during the transition period from April 1, 2001 to December 31, 2001:

POTENTIAL REALIZABLE VALUE AT ASSUMED ANNUAL RATES OF STOCK PRICE APPRECIATION FOR OPTION TERM (4)
% OF TOTAL OPTIONS GRANTED TO EMPLOYEES IN TRANSITION PERIOD(2)
NUMBER OF SECURITIES UNDERLYING OPTIONS GRANTED(#)(1)
NAME			EXERCISE PRICE ($/SH)(3)	EXPIRATION DATE
					5%($)	10% ($)
Anthony D. Thomopoulos	—	—	—	—
Craig A. Fleming	—	—	—	—
Richard F. Barnett	—	—	—	—
Herbert D. Montgomery	130,000	100%	$3.25	5/14/11	$265,708	$673,356
James Lambert	—	—	—	—
Michael J. Catelani	—	—	—	—
Timothy S. Guster	—	—	—	—
J. Edward Hollender	—	—	—	—

(1)
This option becomes exercisable in equal annual installments over a four-year period.

(2)
Based on a total of 130,000 options granted to all employees during the transition period.

(3)
The option was granted at no less than fair market value on the date of grant.

(4)
We are required by the SEC to use a 5% and 10% assumed rate of appreciation over the ten-year option term. This does not represent the Company's estimate or projection of the future Common Stock price nor does it take into account the appreciation, if any, in the price of our Common Stock since the date of grant. If the Company's Common Stock does not appreciate, the Named Executive Officers will receive no benefit from the options.

AGGREGATED OPTION EXERCISES IN TRANSITION PERIOD AND
TRANSITION PERIOD-END OPTION VALUES

        The following table shows stock option exercises during transition period beginning April 1, 2001 and ended December 31, 2001 and the value of unexercised stock options held by the Named Executive Officers on December 31, 2001.

			NUMBER OF UNEXERCISED OPTIONS HELD AT DECEMBER 31, 2001 (1)		VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS AT DECEMBER 31, 2001 (2)
NAME	SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ($)	EXERCISABLE (#)(3)(4)	UNEXERCISED (#)(4)(5)	EXERCISABLE ($)	UNEXERCISABLE ($)
Anthony D. Thomopoulos	—	—	5,000	—	—	—
Craig A. Fleming	25,000	23,575	118,899	—	—	—
Richard F. Barnett	—	—	—	—	—	—
Herbert D. Montgomery	—	—	5,000	130,000	—	—
James Lambert	—	—	33,382	21,618	—	—
Michael J. Catelani	—	—	29,582	24,918	—	—
Timothy S. Guster	—	—	16,664	—	—	—
J. Edward Hollender	—	—	—	—	—	—

(1)
With the exception of Mr. Montgomery's option, which vests at the rate of one-fourth on the first anniversary of the date of grant and one-fourth per year thereafter, these stock options vest at the rate of one-third on the first anniversary of the date of grant and one-third per year thereafter. These options are exercisable only to the extent vested.

(2)
The value, if any, of the unexercised in-the-money options is based on the closing price of $2.63 of the Company's Common Stock, as reported on the New York Stock Exchange, on December 31, 2001 and is net of the exercise price of such options. The amounts in this column may not represent amounts actually realized by the Named Executive Officers.

(3)
Represents shares which are immediately exercisable and/or vested.

(4)
Includes unexercised out-of-the-money options.

(5)
Represents shares which are not vested and not immediately exercisable.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS APPLICABLE
DURING TRANSITION PERIOD FROM APRIL 1, 2001 TO DECEMBER 31, 2001

        Richard F. Barnett, Senior Vice President of Retail Development of MAGI Sales, Inc. and the Company entered into a three year employment agreement effective as of April 1, 1996. The agreement provided for four options of three years each to extend the term of the employment agreement. Mr. Barnett originally developed the branded Thomas Kinkade Signature Gallery retail concept as an independent entrepreneur. The Company employed Mr. Barnett to develop the independently owned Thomas Kinkade Signature Gallery retail concept nationally. The agreement provided for an annual base salary of $228,000 during the initial term of the employment agreement and an annual base salary of $132,000 during any renewal term. The agreement provided for, among other benefits, a commission plan which paid Mr. Barnett a commission based on the Company's sales to Thomas Kinkade Signature Galleries as well as the annual growth in such sales. Mr. Barnett's employment agreement provided for receipt of all salary and bonus payments that would have been payable to him for the remaining term of the agreement after a "Change in Control" which provides "Good Reason" for him to terminate his employment. "Good Reason" was defined to include, among other things, the assignment to duties inconsistent with his senior executive status, a reduction in his base salary, a relocation of him or the Company's principal office and the termination of any compensation or other employee benefits plans in which he was eligible to participate. The Company and Mr. Barnett entered into an agreement (the "May Agreement") pursuant to which his employment agreement was terminated in April 2002, and Mr. Barnett's employment with the Company ended. Pursuant to the May Agreement, the Company agreed to pay Mr. Barnett a cash severance payment of $1,750,000 payable in four equal quarterly payments starting July 1, 2002, and either issue to him common stock of the Company or provide him with inventory credit if he were to own and operate a Signature Dealer gallery. In addition, the Company and Mr. Barnett entered into a one-year consulting agreement commencing as of April 1, 2002.

        Mr. Fleming's employment with the Company ended in June 2001. In connection with his termination, Mr. Fleming received a severance payment equal to two years of his base salary.

        Pursuant to a severance agreement entered into in December 2001, Mr. Catelani's employment with the Company terminated in February 2002. In connection with his termination, Mr. Catelani received a severance payment equal to one year of his base salary.

        Mr. Lackner and the Company were party to an employment agreement dated October 10, 1997. Mr. Lackner ceased providing services to the Company in October 2001. In connection with his termination, the Company agreed to pay Mr. Lackner's base salary through October 2, 2002.

        Mr. Hollender's employment with the Company ended in August 2001. In connection with his termination, Mr. Hollender received a severance payment equal to two years of his base salary.

        Mr. Guster's employment with the Company ended in November 2001. In connection with his termination, Mr. Guster received a severance payment equal to two years of his base salary.

        Our Interim President and Chief Executive Officer, Anthony D. Thomopoulos, received a base salary of $250,000 commencing on the first day of his employment, June 18, 2001, for a period of ninety days. At the end of the ninety-day period, Mr. Thomopoulos' compensation was to consist of an option grant for 50,000 shares with an exercise price of $1.00 per share for every thirty (30) day period for up to ninety days. In January 2002, the Company and Mr. Thomopoulos agreed that Mr. Thomopoulos would be paid four monthly payments of $100,000 commencing February 1, 2001, in lieu of the grant of such stock options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        License Agreement with Thomas Kinkade.    Effective December 3, 1997, the Company entered into a license agreement with Thomas Kinkade. The license agreement supersedes a previous license agreement under which Mr. Kinkade received a flat fee of $18,750 per painting delivered to the Company for reproduction and a royalty agreement under which the Company paid Mr. Kinkade a royalty of 5.0% of net sales of Company owned stores using his name and certain other arrangements. Under the license agreement, Mr. Kinkade receives a flat fee of $25,000 per painting delivered to the Company for reproduction and he is paid a royalty of 4.5% of the net sales of Thomas Kinkade branded artwork and products through May 8, 2000 and 5.0% of the net sales of Thomas Kinkade branded artwork and products thereafter. Mr. Kinkade is also employed by the Company as Art Director.

        Under the license agreement, Thomas Kinkade granted the Company perpetual and exclusive rights to each image produced by Mr. Kinkade under the license agreement, as well as to the library of over 170 existing Thomas Kinkade images, subject to certain exceptions. In particular, the Company has the exclusive right to produce, sell, distribute and promote reproductions of Mr. Kinkade's artwork in any form and the right to use the name and likeness of the artist in promoting the sale of its products and development of any brand name associated with Mr. Kinkade. The license agreement requires Mr. Kinkade to deliver 150 paintings to the Company during the period commencing December 3, 1997 and ending 15 years thereafter, with at least 10 paintings to be delivered during each of the first five years. Mr. Kinkade has the right to approve the Company's products based upon his artwork, as well as promotional materials, business plans and strategic relationships relating to such products or the use of his name or likeness. Mr. Kinkade retains ownership of the original paintings he produces.

        The new license agreement permits Mr. Kinkade to reproduce up to two pieces annually to raise money for the City of Placerville, California. Mr. Kinkade also retained the right to use his name, likeness and certain artwork in association with non-profit organizations. In addition, Mr. Kinkade retained the right to use his name in connection with for-profit ventures with the Company's prior consent, provided that he first offers the opportunity to the Company. Mr. Kinkade is otherwise subject to a non-compete agreement with the Company under the new license agreement.

        The license agreement is terminable by either party after failure by the other party for 90 days to cure a material breach of the agreement. In addition, Mr. Kinkade may terminate the license agreement in the event of the Company's insolvency or upon a change of control of the Company. A change in control is defined to occur on the date when any person or group (as defined in Rule 13(d)(3) under the Securities Exchange Act of 1934) beneficially owns (as defined in such Rule) a number of shares of common stock of the Company in excess of the number of shares then beneficially owned by Mr. Kinkade. The computation excludes stockholders as of December 3, 1997, to the extent of their beneficial holdings of Common Stock as of such date. The right of termination may not be invoked by Mr. Kinkade if it is triggered as a result of Mr. Kinkade's transfer of shares. After December 3, 2012, the perpetual nature of the license agreement may be terminated by Mr. Kinkade if the Company engages in any material business enterprises unrelated to his work or brand name to which he objects. Upon any termination of the license agreement by Mr. Kinkade, the Company would be prohibited from selling any products based upon Mr. Kinkade's artwork, other than the Company's then existing product inventory.

        The Company incurred royalties to Mr. Kinkade under the license agreement in the amounts of $4,675,000, $8,225,000, $9,685,000 and $10,697,000 for the nine-month period ended December 31, 2001 and for the years ended March 31, 2001, 2000 and 1999, respectively.

        In addition, pursuant to the license agreement, the Company and Thomas Kinkade entered into a stock option agreement as of December 3, 1997, wherein the Company granted to Mr. Kinkade a fifteen-year non-statutory option to purchase 600,000 shares of Common Stock of the Company at $12.375, the closing price on the date of grant.

        Separation and Consulting Agreement with Kenneth E. Raasch.    Effective May 27, 1999, the Company entered into a separation and consulting agreement with Kenneth E. Raasch, a founder, director and significant stockholder of the Company. Under the terms of the agreement Mr. Raasch provided consulting services to the Company through December 31, 2000. During the nine-month period ended December 31, 2001, the nine-month period ended December 31, 2000, and the years ended March 31, 2001 and March 31, 2000, the Company paid Mr. Raasch $14,000, $1,320,000, $990,000 and $1,100,000, respectively, for these consulting services.

        Ownership and Sale of Thomas Kinkade Gallery, Valley Fair.    On June 30, 1995, the Company purchased the Thomas Kinkade Gallery, Valley Fair, from Linda L. Raasch, spouse of Kenneth E. Raasch, who was President, Chairman and Chief Executive Officer of the Company at the time, for an aggregate purchase price of approximately $1,500,000, of which $1,200,000 was paid in the form of an 8.0% subordinated convertible promissory note due October 10, 2002. The note is convertible into common stock of the Company at a price of $7.25 per share. The entire principal amount of the note is due at maturity, unless converted prior to maturity. Prior to the consummation of the sale transaction, an independent appraisal of the gallery was performed and the terms of the purchase were approved by a special committee of the board of directors.

        Licensing Activities.    Since August 1, 2001, certain licensing activities and key accounts have been managed by Creative Brands Group, Inc. The Company and Creative Brands Group are currently in negotiations for Creative Brands Group to continue to perform such services. Any agreement between the parties will be required to be approved by the disinterested members of the Board of Directors. Creative Brands Group is primarily owned by Kenneth E. Raasch, a significant shareholder, co-founder and former member of the Board of Directors of the Company. For the nine-month period ended December 31, 2001, the Company incurred commissions of $631,000 to Creative Brands Group, Inc. The commission rates under this arrangement are the same as or less than the commission rates quoted to the Company by other licensing management companies.

        Trade Accounts Receivable.    Effective September 30, 2001, the Company converted $1.6 million of trade accounts receivable, due from an entity in which a relative of Thomas Kinkade is an investor, into a full recourse three year promissory note. The balance is repayable in equal installments during the three-year period and bears interest of 12% per annum. The terms of this note are consistent with those of other notes the Company has received from non-related parties in the sale of Company owned Thomas Kinkade stores. In addition, the related party is indebted to the Company for the sale of the Company for the sale of the Company owned Thomas Kinkade stores in the Monterey and Carmel, California as discussed below.

        Sale of Company Owned Store.    Effective September 15, 1999, the Company sold the Company owned Thomas Kinkade Stores located in Monterey and Carmel, California to an entity in which a relative of a founder and member of the Board of Directors is an investor. Consideration for this sale consisted of cash of $75,000 and an 8.5% promissory note in the amount of $1.1 million due in August 2006 with semi-annual principal and interest payments. The inventory in the stores at the time of the transfer was sold under a separate transaction at normal wholesale prices with extended payment terms. The terms of this Company owned store sale are consistent with the terms for the sales of other Company owned stores to non-related parties. The Company commissioned an independent valuation of the Company owned stores in Monterey and Carmel, California and the terms of the sale were based upon the independent valuation. At December 31, 2001, the Company determined that the notes described above were impaired and accordingly wrote them down to estimated realizable value.

        Employment Contract for Chief Executive Officer in 2002.    In April 2002, the Company entered into a three-year employment agreement, dated as of January 9, 2002, with its Chief Executive Officer. Compensation under the agreement, excluding performance bonus, aggregates $500,000 per year for the first year, $550,000 for the second year and $600,000 for the third. If the agreement is not renewed at the end of the term, the executive will receive a payment equal to one-year base salary. The agreement also provides that the contract will automatically renew for three years upon a change of control of the Company.

STOCK PERFORMANCE GRAPH

        The following graph shows a five-year comparison of cumulative total returns for our Common Stock, the Standard & Poor's 500 Index and a peer group constructed by us and composed of Bed Bath & Beyond, Inc., Bombay Company, Inc., Coldwater Creek, Inc., Department 56, Inc., Linens 'n Things, Inc., Michaels Stores, Inc., Pier 1 Imports, Inc., Restoration Hardware, Inc., Tiffany & Company and Williams-Sonoma, Inc. (the "Peer Group"), each of which assumes an initial value of $100 and reinvestment of dividends. To date, we have not declared or paid any dividends on our Common Stock. Historic stock price performance is not necessarily indicative of future stock price performance.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
AMONG MEDIA ARTS GROUP, INC., STANDARD & POOR'S 500 INDEX AND THE PEER GROUP

Comparison of 5 Year Cumulative Total Return
Assumes Initial Investment of $100 & Reinvestment of Dividends
March 1996 through December 2001

*
The total return of each of these investments assumes the reinvestment of dividends, if any

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        During calendar year 2001 and fiscal year 2001, to our knowledge and based solely on our review of copies of the Section 16(a) forms provided to us by our officers, directors and 10% stockholders, all of our officers, directors and 10% stockholders complied with requirements for reporting ownership and changes in ownership of our Common Stock under Section 16(a) of the Securities Act of 1934.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The table below shows how much the Company's Common Stock was beneficially owned as of June 19, 2002 by:

  •
  each current director;

  •
  each of the Named Executive Officers;

  •
  all current Directors and Executive Officers as a group; and

  •
  all persons know to the Company to be the beneficial owners of 5% or more of our Common Stock, if any.

        Except as otherwise indicated in the footnotes to the table below and as provided pursuant to applicable community property laws, the persons listed below have advised the Company that they have sole voting and investment power with respect to the securities shown as owned by them. On June 19, 2002, there were 13,224,123 shares of the Company's Common Stock outstanding.

Name of Beneficial Owners and Addresses(1)	Number of Shares Owned(2)	Right to Acquire(3)	Total Amount of Beneficial Ownership	Percentage of Outstanding Shares(9)
Thomas Kinkade(4)	4,267,276	600,000	4,867,276	35.21
Anthony D. Thomopoulos	1,000	10,000	11,000	*
Ron D. Ford	5,000	175,000	180,000	1.34
Moe Grzelakowski	—	5,000	5,000	*
Eric Halvorson	5,000	5,000	10,000	*
C. Joseph LaBonte	—	5,000	5,000	*
Herbert D. Montgomery	2,000	48,333	50,333	*
Donald Potter	—	5,000	5,000	*
Richard E. Stearns	750	5,000	5,750	*
Craig A. Fleming	—	—	—	*
Richard F. Barnett(5)	144,775	—	144,775	1.09
James Lambert	—	33,382	33,382	*
Michael J. Catelani	2,250	29,582	31,832	*
Timothy S. Guster	—	—	—	*
J. Edward Hollender	—	—	—	*
Kenneth E. Raasch(6)	1,991,591	170,681	2,162,272	16.05
Dimensional Fund Advisors (7)	800,100	—	800,100	6.01
FMR Corp. (8)	1,322,000	—	1,322,000	10.00
All current directors and executive officers as a group (14 persons)	4,281,026	883,332	5,164,358	36.61

*
Less than one (1) percent.

(1)
All addresses are 900 Lightpost Way, Morgan Hill, California 95037, except for Kenneth E. Raasch (333 W. Santa Clara St., Suite 1000, San Jose, CA 95113), Craig Fleming (8709 Rose Pt. Court, Orlando, FL 32835), J. Edward Hollender (1323 Pheasant Dr., Gilroy, CA 95020), James Lambert (1531 Santa Ines Way, Morgan Hill, CA 95037), Tim Guster (15119 #6 Union Ave., San Jose, CA 95124), Michael Catelani (5165 Devon Park Ct., San Jose, CA 95136), Dimensional Fund Advisors (1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401), Richard Barnett (550 Wave St., Monterey, CA 93940) and FMR Corp. (82 Devonshire St., Boston, MA 02109).

(2)
Excludes shares that may be acquired through stock option exercises.

(3)
Includes shares that can be acquired through stock option exercises on or before August 19, 2002, which is 60 days from June 19, 2002; however, such Common Stock is not deemed outstanding for the purpose of computing the percentage owned by any other person.

(4)
The shares owned by Mr. Kinkade are held by the Kinkade Family Trust.

(5)
The shares owned by Mr. Barnett are held by Mr. Richard F. Barnett and Mrs. Loretta K. Barnett, as Trustees of the Barnett Family Trust.

(6)
The shares by Mr. Raasch are held by the Raasch 1993 Revocable Trust.

(7)
Information is derived from Schedule 13G filed by Dimensional Fund Advisors Inc. with the Securities and Exchange Commission on January 30, 2002. Pursuant to such filing, Dimensional Fund Advisors claimed voting and/or investment power over the shares and disclaimed beneficial ownership of the shares.

(8)
Information is derived from Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission on June 10, 2002. Pursuant to such filing, FMR Corp. claimed beneficial ownership of the shares and disclaimed the power to vote and to dispose or direct the disposition of the shares. This number consists of 1,322,000 shares beneficially owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, as a result of acting as an investment adviser to various registered investment companies. FMR Group is the parent company of various Fidelity funds and related parties. The ownership of one investment company, Fidelity Low Priced Stock Fund, amounted to 1,322,000 shares of the Common Stock outstanding. Edward C. Johnson 3d, Chairman of FMR Corp., and Abigail P. Johnson, a Director of FMR Corp., are also listed on the Schedule 13G as beneficial owners of the 1,322,000 shares.

(9)
Percentage of beneficial ownership is based upon 13,224,123 shares of the Company's Common Stock outstanding as of June 19, 2002.

APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        The following fees were billed to Media Arts Group, Inc. by PricewaterhouseCoopers LLP in the nine-month period ended December 31, 2001:

Audit Fees

        PricewaterhouseCoopers LLP has billed Media Arts Group, Inc. $148,165, in the aggregate, for professional services rendered by PricewaterhouseCoopers LLP for the audit of Media Arts Group Inc.'s annual financial statements for the nine-month period ended December 31, 2001 and the reviews of the interim financial statements included in Media Arts Group Inc.'s Forms 10-Q filed during the nine-month period ended December 31, 2001.

Financial Information Systems Design and Implementation Fees

        PricewaterhouseCoopers LLP did not bill Media Arts Group, Inc. for any professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by PricewaterhouseCoopers LLP during the nine-month period ended December 31, 2001.

All Other Fees

        PricewaterhouseCoopers LLP has billed Media Arts Group, Inc. $1,899, in the aggregate, for services rendered by PricewaterhouseCoopers LLP for all services (other than those covered above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees") during the nine-month period ended December 31, 2001.

Fees for Services Rendered by Persons Other than Full Time Permanent Employees

        PricewaterhouseCoopers LLP has informed Media Arts Group, Inc. that none of the hours expended on PricewaterhouseCoopers LLP's engagement to audit Media Arts Group Inc.'s financial statements for the nine-month period ended December 31, 2001 were attributed to work performed by persons other than full-time, permanent employees of PricewaterhouseCoopers LLP.

Audit Committee Consideration of Compatibility of Non-Audit Services with Auditors' Independence

        The Audit Committee did not consider the compatibility of non-audit services with auditor independence since the only non-audit services performed by our independent Certified Public Accountants was to obtain their consent to the incorporation by reference in a Form S-8 filing of their report relating to our consolidated financial statements and financial statement schedules which appeared in our Form 10-K for the nine-month period ended December 31, 2001.

STOCKHOLDER PROPOSALS

        Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the SEC. Stockholder proposals that are intended to be presented by such stockholders at our 2003 Annual Meeting must be received by us no later than February 25, 2003 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

        If a stockholder intends to submit a proposal at our 2003 Annual Meeting that is not eligible for inclusion in the proxy statement relating to the meeting, and the stockholder fails to give us notice in accordance with the requirements set forth in the Securities Exchange Act, no later than May 11, 2003, then the proxy holders will be allowed to use their discretionary authority when and if the proposal is raised at our 2003 Annual Meeting.

COSTS OF PROXY SOLICITATION

        The Company will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional solicitation material furnished to stockholders by the Company. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners and the corresponding forwarding expenses will be reimbursed by the Company. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram and other means by directors, officers, and/or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail. We are not using an outside proxy solicitation firm in connection with the 2002 Annual Meeting of Stockholders.

TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2002 Annual Meeting of Stockholders other than as described in this Proxy Statement. If other matters do properly come before the meeting of which we did not have notice of prior to March 1, 2002, or that applicable laws otherwise permit proxies to vote on a discretionary basis, it is intended that the person authorized under solicited proxies will vote or act thereon in accordance with their own judgment.

        Our Annual Report for the nine-month period ended December 31, 2001 is enclosed with this Proxy Statement. Although our Annual Report and this Proxy Statement are being mailed together, the Annual Report does not constitute part of this Proxy.

By Order of the Board,

Robert Murray
 Secretary

June 25, 2002
Morgan Hill, California

Media Arts Group, Inc. 900 Lightpost Way, Morgan Hill, California 95037
(408) 201-5000	www.mediaarts.com	NYSE Stock Symbol: MDA

Appendix A

Summary of the Media Arts 1998 Stock Incentive Plan

General    The purpose of the 1998 Stock Incentive Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees and consultants of the Company and its subsidiaries and to promote the success of the Company's business. Options granted under the 1998 Stock Incentive Plan may be either "incentive stock options" or nonstatutory stock options. Stock appreciation rights may also be granted under the 1998 Stock Incentive Plan. Approximately 3.975 million shares of Common Stock are currently reserved under the 1998 Stock Incentive Plan.

Administration    The 1998 Stock Incentive Plan is administered by the Compensation Committee (the "Committee") which is comprised of at least two non employee directors. The Committee selects the key employees of the Company or any subsidiary who will receive awards, determines the size of any award and establishes any vesting or other conditions.

Eligibility    Key employees including independent contractors of the Company are eligible to receive awards under the 1998 Stock Incentive Plan at the discretion of the administrator. Directors who are not employees of the Company or any of its subsidiaries, also known as non-employee directors, are eligible to receive automatic grants under the 1998 Stock Incentive Plan. However, following stockholder approval of the 2002 Stock Option Plan, no further grants will be made pursuant to the 1998 Stock Incentive Plan. Accordingly, it is anticipated that no eligible employees will participate in the 1998 Stock Incentive Plan in the future. The table of option grants under "Option Grants to Named Executive Officers During the Transition Period from April 1, 2001 to December 31, 2001" provides information with respect to the grant of options to the persons named in the Summary Compensation Table during the 2001 transition year. During transition year 2001, all current executive officers as a group and all other employees as a group were granted options to purchase approximately 130,000 shares and 0 shares respectively, pursuant to the 1998 Stock Incentive Plan.

As of June 19, 2002, options to purchase approximately 1,293,606 shares of Common Stock were outstanding under the 1998 Stock Incentive Plan with a weighted average exercise price of approximately $4.21 per share, and approximately 2.23 million shares were available for future grant.

Options and Stock Appreciation Rights    Options may include incentive stock options, also known as ISOs, intended to qualify for special tax treatment under Section 422 of the Internal Revenue Code, as well as nonstatutory stock options, also known as NSOs. The exercise price of ISOs must be equal to or greater than 100% (110% for 10% stockholders) of the fair market value of the common stock on the date of grant. The exercise price of NSOs must be equal to or greater than 85% of the fair market value of the common stock on the date of grant. The term of an ISO cannot exceed ten (10) years (or five (5) years for 10% stockholders), and all options and SARs are nontransferable prior to the optionee's death. The exercise price of an option may be paid in any lawful form permitted by the Committee, including cash or the surrender of shares of common stock already owned by the optionee.

A stock appreciation right, or SAR permits the participant to elect to receive any appreciation in the value of the optioned stock directly from the Company, either in shares of common stock or in cash or a combination of the two, in lieu of exercising the option, with the Committee having the discretion to determine the form in which such payment will be made. The amount payable on exercise of an SAR is measured by the difference between the market value of the optioned stock at exercise and the exercise price. SARs may be granted in combination with options or on a stand-alone basis. Upon exercise of an SAR, the corresponding portion of the related option must be surrendered and cannot thereafter be exercised. Conversely, upon exercise of an option to which an SAR is attached, the SAR may no longer be exercised to the extent that the corresponding option has been exercised. The Committee has no present intention to issue SARs under the 1998 Stock Incentive Plan except under the non-employee director automatic grant provisions as described below.

Stock Units    Stock unit awards consist of grants of stock units for no consideration, subject to such terms, conditions and restrictions as the Committee may determine. A stock unit is an unfunded bookkeeping entry representing the equivalent of one share of common stock, and it is nontransferable prior to the holder's death. A holder of stock units has no voting rights or other privileges as a stockholder but may be entitled to receive dividend equivalents. Stock units, when vested, may be settled by distributing shares of common stock or by a cash payment corresponding to the fair market value of an equivalent number of shares of common stock, or a combination of both. Vested stock units will be settled at the time determined by the Committee. With the Committee's consent, the recipient of stock units may pay all projected withholding taxes relating to the award with common stock rather than cash.

Vesting Conditions    The Committee determines the number of options, SARs and stock units to be included in the award as well as the vesting and other conditions. The vesting conditions may be based on the employee's service, his or her individual performance, the Company's performance or other appropriate criteria. In general, the vesting conditions will be based on the employee's service after the date of grant. Vesting may be accelerated in the event of the employee's death, disability or retirement or in the event of a change of control.

The events which constitute a change of control for purposes of the 1998 Stock Incentive Plan are (1) when a person or entity becomes the beneficial owner of 15% or more of the voting power of Media Arts' shares (excluding current 15% stockholders) or (2) during any two consecutive years, members of the board at the beginning of such period cease to constitute a majority thereof, unless the election or nomination of each director is approved by the vote of at least two-thirds of the directors still in office who were directors at the beginning of such period, or (3) the occurrence of any other change of control reportable under the Exchange Act, or (4) stockholder approval of a merger or consolidation of Media Arts, or (5) the adoption of a plan of complete liquidation of Media Arts, or stockholder approval of the sale by Media Arts of all or substantially all of its assets. The events described under subparagraphs (1), (3) and (4) above will not be deemed a change of control if so determined by the board.

Automatic Grants to Non-Employee Directors    The 1998 Stock Incentive Plan provides that non-employee directors will automatically receive an NSO covering 5,000 shares annually at an exercise price equal to 85% or more of the fair market value of common stock on the date of grant. In fiscal year 2001, each non-employee director received an option grant of 5,000 shares as of November 12, 2001, with an exercise price of $2.72 per share. NSOs granted to non-employee directors become immediately and fully exercisable as of their respective grant dates. The NSOs expire ten (10) years after grant, except that they expire on the first anniversary after the non-employee director's service terminates, if sooner. All NSOs granted to non-employee directors include an SAR that is exercisable for cash only during the 30-day period following a change of control with respect to the Company.

The 1998 Stock Incentive Plan also provides that all new non-employee directors may receive, at the discretion of the Committee, 1,000 stock units when they first become elected to the Board. These stock units will be settled by issuing an equal number of shares of common stock. Settlement occurs on the earliest of (1) the date one year after the date of grant, (2) the date of a change of control with respect to the Company or (3) the date when the non-employee director's service terminates for any reason.

Following stockholder approval of the 2002 Stock Option Plan, no further grant will be made pursuant to the 1998 Stock Incentive Plan.

Limitation on Payments    Any provision of the 1998 Stock Incentive Plan to the contrary notwithstanding, in the event that the Company's current independent auditors determine that any payment or transfer by the Company under the 1998 Stock Incentive Plan to or for the benefit of a participant would be nondeductible by the Company for federal income tax purposes because of the provisions concerning

"excess parachute payments" set forth in Section 280G of the Internal Revenue Code, then the aggregate present value of all payments shall be reduced (but not below zero) to the reduced amount, as defined below; provided that the Committee, at the time of making an award under the 1998 Stock Incentive Plan or at any time after that, may specify in writing that such award shall not be so reduced and shall not be subject to Article 14 of the 1998 Stock Incentive Plan. "Reduced amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the payments without causing any payment to be nondeductible by the Company because of Section 280G of the Internal Revenue Code, present value shall be determined in accordance with Section 280G(d)(4) of the Internal Revenue Code. Any such reductions shall be made in accordance with the procedures set forth in Section 14.2 of the 1998 Stock Incentive Plan. All determinations made by the auditors under Article 14 of the 1998 Stock Incentive Plan shall be binding on the Company and participants in the 1998 Stock Incentive Plan and shall be made within sixty (60) days of the date when a payment becomes payable or transferable.

In connection with the calculation of the reduced amount under Article 14 of the 1998 Stock Incentive Plan, payments may be made which should not have been made, known as an overpayment, or payments which should have been made may not be made, known as an underpayment. If the auditors determine, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or a participant in the 1998 Stock Incentive Plan which the auditors believe has a high probability of success, determine that an overpayment has been made, such overpayment shall be treated for all purposes as a loan to the participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Internal Revenue Code; provided, however, that no amount shall be payable by the participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under Section 4999 of the Internal Revenue Code. In the event that the auditors determine that an underpayment has occurred, such underpayment shall promptly be paid or transferred by the Company to or for the benefit of the participant, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Internal Revenue Code.

Other Provisions    The Committee is authorized, within the provisions of the 1998 Stock Incentive Plan, to amend the terms of outstanding stock units, to modify or extend outstanding options or to exchange new options for outstanding options, including outstanding options with a higher exercise price than the new options.

Number of Available Shares    In 2000, the 1998 Stock Incentive Plan was amended to increase the number of shares reserved for issuance to 2,800,000. In addition, if awards under the prior employee and director stock option plans are forfeited or terminated before being exercised or vested, the corresponding common shares become available for awards under the 1998 Stock Incentive Plan. The total number of shares available for grant under the 1998 Stock Incentive Plan shall be subject to adjustment in the event of stock splits, stock dividends and other similar recapitalization transactions. If any options, SAR's, stock units are forfeited, or if options terminate for any other reason prior to exercise, then the underlying shares again become available for awards.

The Committee has full discretion to determine the number of options, SARs and stock units to be granted to employees under the 1998 Stock Incentive Plan; provided, however, that no individual may receive option or SAR grants in a single calendar year covering more than 200,000 shares (which amount will be 600,000 shares if the amendment to the 1998 Stock Incentive Plan is approved by the stockholders).

Term of the Plan, Amendment and Termination    The board may at any time amend, modify or terminate the 1998 Stock Incentive Plan. An amendment of the 1998 Stock Incentive Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable law. The 1998 Stock Incentive Plan shall remain in effect until it is terminated except that no ISOs may be granted after June 21, 2008.

General Federal Tax Consequences.    Under current federal laws, in general, recipients of awards and grants of NSOs, ISOs, SARs and stock units under the 1998 Stock Incentive Plan are taxable under

Section 83 of the Internal Revenue Code upon their receipt of common stock or cash with respect to such awards or grants and, subject to Section 162(m) of the Internal Revenue Code, the Company will be entitled to an income tax deduction with respect to the amounts taxable to such recipients. Under Sections 421 and 422 of the Internal Revenue Code, recipients of ISOs are generally not taxable on their receipt of Common Stock upon their exercises of ISOs if the ISOs and option stock are held for certain minimum holding periods and, in such event, the Company is not entitled to any income tax deductions with respect to such exercises. Participants in the 1998 Stock Incentive Plan will be provided with detailed information regarding the tax consequences relating to the various types of awards and grants under the 1998 Stock Incentive Plan.

Section 162(m) Limitation.    In general, under Section 162(m) of the Internal Revenue Code ("Section 162(m)"), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Internal Revenue Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation" established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the 1998 Stock Incentive Plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date).

The Company has structured the 1998 Stock Incentive Plan in such a manner that, the remuneration attributable to stock options and SARs which meet the other requirements of Section 162(m) will not be subject to the $1,000,000 limitation. The Company has not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue.

The foregoing is only a summary of the effect of federal income taxation upon optionees and the Company with respect to the grant and exercise of options under the 1998 Stock Incentive Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

Appendix B

Media Arts Group, Inc.
1998 Stock Incentive Plan

(Adopted Effective June 22, 1998 and amended
June 23, 1999, November 12, 2001 and January 24, 2002)

  ARTICLE 1. INTRODUCTION.

        The Plan was adopted by the Board on June 22, 1998, subject to approval by the Company's stockholders at the annual meeting on September 17, 1998.

        The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees with exceptional qualifications and (c) linking Key Employees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for awards in the form of Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

        The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

  ARTICLE 2. ADMINISTRATION.

        2.1    Committee Composition.    The Plan shall be administered by the Committee. The Committee shall consist exclusively of directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

          (a)    Such requirements as the Securities and Exchange Commission may establish for administrators acting under Plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

          (b)    Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m) (4) (C) of the Code.

        The Board may also appoint one or more separate Committees of the Board, each composed of one or more directors of the Company who need not satisfy the foregoing requirements, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

        2.2    Committee Responsibilities.    The Committee shall:

          (a)    Select the Key Employees who are to receive Awards under the Plan;

          (b)    Determine the type, number, vesting requirements and other features and Conditions of such Awards;

          (c)    Interpret the Plan; and

          (d)    Make all other decisions relating to the operation of the Plan.

        The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

  ARTICLE 3.    SHARES AVAILABLE FOR GRANTS.

        3.1    Basic Limitation.    Common Shares issued pursuant to the Plan may be authorized by unissued shares or treasury shares. The aggregate number of Stock Units, Options and SARs awarded under the Plan shall not exceed 1,150,000 plus the number of Common Shares that remained available for issuance under the Prior Plans at the time of the adoption of this Plan. (No additional awards shall be made under the Prior Plans after the adoption of this Plan, unless the Company's stockholders fail to approve this Plan as provided in Section 17.1.) The limitation of this Section 3.1 shall be subject to adjustment pursuant to Article 10.

        3.2    Unused Shares Under This Plan.    If Stock Units, Options or SARs are forfeited or if Options or SARs terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available for Awards under the Plan. Common Shares withheld or surrendered under Section 6.2 or 15.2 shall become available for Awards under the Plan.

        3.3    Unused Shares Under Prior Plans.    If stock units, options or SARs granted under the Prior Plans are forfeited after the adoption of this Plan or if options or SARs granted under the Prior Plans terminate for any other reason before being exercised, but after the adoption of this Plan, then the corresponding Common Shares shall become available for Awards under this Plan.

        3.4    Dividend Equivalents.    Any dividend equivalents distributed under the Plan shall not be applied against the number of Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

  ARTICLE 4. ELIGIBILITY.

        4.1    General Rules.    Only Key Employees (including, without limitation, independent contractors) shall be eligible for designation as Participants by the Committee.

        4.2    Outside Directors.    Any other provision of the plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

          (a)    "Reserved"

          (b)    On the last business day in September of each year, each Outside Director shall receive an NSO covering 5,000 Common Shares (subject to adjustment under Article 10). Such NSO shall include an SAR exercisable only during the 30-day period following Change in Control with respect to the Company. Such NSO shall be cancelled to the extent that such SAR is exercised, and such SAR shall be cancelled to the extent that such NSO is exercised. Such SAR shall be settled only in cash and shall be subject to the same terms and conditions (including the Exercise Price and the expiration date) as the related NSO.

          (c)    All NSOs granted to an Outside Director under this Section 4.2 shall be immediately exercisable on the date of grant.

          (d)    The Exercise price under all NSOs granted to an Outside Director under this Section 4.2 shall be equal to 85% or more of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2, 6.3 and 6.4.

          (e)    All NSOs granted to an Outside Director under this Section 4.2 shall terminate on the earlier of:

    (i)
    The tenth (10th) anniversary of the date of grant; or

    (ii)
    The first (1st) anniversary of the termination of such Outside Director's service for any reason.

          (f)    Each Outside Director who first becomes a member of the Board after the adoption of this plan may receive, at the discretion of the Board, a one-time grant of 1,000 Stock Units (subject to adjustment under Article 10). Such Stock Units may be granted on the date when such Outside Director first joins the Board.

          (g)    All Stock Units granted to an Outside Director under this Section 4.2 shall be settled by issuing an equal number of Common Shares to such Outside Director. The issuance shall occur on the earliest of:

    (i)
    The first anniversary of the date of grant;

    (ii)
    The date of Change in Control with respect to the Company; or

    (iii)
    The date of the termination of such Outside Director's service for any reason.

        4.3    Incentive Stock Options.    Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422 (c) (6) of the Code are satisfied.

  ARTICLE 5. OPTIONS.

        5.1    Stock Option Agreement.    Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a cash payment or in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options.

        5.2    Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10. Options granted to any Optionee in a single calendar year shall in no event cover more than 600,000 Common Shares, subject to adjustment in accordance with Article 10.

        5.3    Exercise Price.    Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant and the Exercise Price under an NSO shall in no event be less than 85% of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

        5.4    Exercisability and Term.    Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. NSOs may also be awarded in combination with Stock Units and such an Award may provide that the NSOs will not be exercisable unless the related Stock Units are forfeited. Optionees may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Committee.

        5.5    Expiration

        5.5.1    ISO grants.

An ISO may not be exercised to any extent after the first to occur of the following events:

          (a)    The expiration of ten (10) years from the date the ISO was granted; or

          (b)    If the employee owned (within the meaning of Section 424(d) of the Code), at the time the ISO was granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent thereof, the expiration of five (5) years from the date the ISO was granted; or

          (c)    The time of the employee's termination of employment unless such termination of employment results from his death, his retirement, his disability (within the meaning of Section 22(e)(3) of the Code), his voluntary termination or his being discharged not for good cause; or

          (d)    The expiration of three (3) months from the date of the employee's termination of employment by reason of his retirement, his voluntary termination or his being discharged not for good cause, unless the employee dies within said three-month period; or

          (e)    The expiration of one (1) year from the date of the employee's termination of employment by reason of his disability (within the meaning of Section 22(e)(3) of the Code); or

          (f)    The expiration of one (1) year from the date of the employee's death.

        5.5.2    NSO grants to consultants.

An NSO may not be exercised to any extent after the first to occur of the following events:

          (a)    The expiration of ten (10) years from the date the NSO was granted; or

          (b)    The time of the consultant's termination of employment unless such termination of employment results from his death, his retirement, his disability (within the meaning of Section 22(e)(3) of the Code), his voluntary termination or his being discharged not for good cause; or

          (c)    The expiration of one (1) year from the date of the consultant's termination of employment by reason of his retirement, his voluntary termination or his being discharged not for good cause, unless the consultant dies within said one-year period; or

          (d)    The expiration of one (1) year from the date of the consultant's termination of employment by reason of his disability (within the meaning of Section 22(e)(3) of the Code); or

          (e)    The expiration of one (1) year from the date of the consultant's death.

        5.5.3    NSO grants to employees

An NSO may not be exercised to any extent after the first to occur of the following events:

          (a)    The expiration of ten (10) years from the date the NSO was granted; or

          (b)    The time of the employee's termination of employment unless such termination of employment results from his death, his retirement, his disability (within the meaning of Section 22(e)(3) of the Code), his voluntary termination or his being discharged not for good cause; or

          (c)    The expiration of six (6) months from the date of the employee's termination of employment by reason of his retirement, his voluntary termination or his being discharged not for good cause, unless the employee dies within said six-month period; or

          (d)    The expiration of one (1) year from the date of the employee's termination of employment by reason of his disability (within the meaning of Section 22(e)(3) of the Code); or

          (e)    The expiration of one (1) year from the date of the employee's death.

        5.6    Effect of Change in Control.    The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

        5.7    Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such option.

  ARTICLE 6. PAYMENT FOR OPTION SHARES.

        6.1    General Rule.    The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except as follows:

          (a)    In the case of an ISO granted under the plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

          (b)    In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

        6.2    Surrender of Stock.    To the extent that this Section 6.2 is applicable, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for more than six months. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

        6.3    Exercise/Sale.    To the extent that this Section 6.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares in payment of all or part of the Exercise Price and any withholding taxes.

        6.4    Exercise/Pledge.    To the extent that this Section 6.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

        6.5    Promissory Note.    To the extent that this Section 6.5 is applicable, payment may be made with a full-recourse promissory note; provided that the par value of the Common Shares shall be paid in cash.

        6.6    Other Forms of Payment.    To the extent that this Section 6.6 is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

  ARTICLE 7. STOCK APPRECIATION RIGHTS.

        7.1    SAR Agreement.    Each grant of an SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

        7.2    Number of Shares.    Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 10. SARs granted to any Optionee in a single calendar year shall in no event pertain to more than 200,000 Common Shares, subject to adjustment in accordance with Article 10.

        7.3    Exercise Price.    Each SAR Agreement shall specify the Exercise Price. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

        7.4    Exercisability and Term.    Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may also be awarded in combination with Options or Stock Units, and such an Award may provide that the SARs will not be exercisable unless the related Options or Stock Units are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

        7.5    Effect of Change in Control.    The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

        7.6    Exercise of SARs.    The exercise of an SAR shall be subject to the restrictions imposed by Rule 16b-3 (or its successor) under the Exchange Act, if applicable. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price.

        7.7    Modification or Assumption of SARs.    Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercisable price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

  ARTICLE 8. STOCK UNITS.

        8.1    Time, Amount and Form of Awards.    Awards under the Plan may be granted in the form of Stock Units. Stock Units may also be awarded in combination with NSOs or SARs, and such an Award may provide that the Stock Units will be forfeited in the event that the related NSOs or SARs are exercised.

        8.2    Vesting Conditions.    Each Award of Stock Units shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. A Stock Award Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of making an Award or thereafter, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.

        8.3    Form and Time of Settlement of Stock Units.    Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Stock or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to the Article 10.

        8.4    Death of Recipient.    Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

        8.5    Creditor's Rights.    A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

  ARTICLE 9. VOTING AND DIVIDEND RIGHTS.

        9.1    Stock Units.    The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents, which are not paid, shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

  ARTICLE 10. PROTECTION AGAINST DILUTION.

        10.1    Adjustments.    In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclarification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

          (a)    The number of Options, SARs and Stock Units available for future Awards under Article 3;

          (b)    The limitations set forth in Sections 5.2 and 7.2;

          (c)    The number of NSOs and Stock Units to be granted to Outside Directors under Section 4.2;

          (d)    The number of Stock Units included in any prior Award which has not yet been settled;

          (e)    The number of Common Shares covered by each outstanding Option and SAR; or

          (f)    The Exercise Price under each outstanding Option and SAR.

        Except as provided in this Article 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

        10.2    Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options, SARs, and Stock Units shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

  ARTICLE 11. AWARDS UNDER OTHER PLANS.

        The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

  ARTICLE 12. PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

        12.1    Effective Date.    No provision of this Article 12 shall be effective unless and until the Board has determined to implement such provision.

        12.2    Elections to Receive NSOs or Stock Units.    An Outside Director may elect to receive his or her meeting fees from the Company in the form of cash, NSOs, Stock Units, or a combination thereof, as determined by the Board. Such NSOs and Stock Units shall be issued under the Plan. An election under this Article 12 shall be filed with the Company on the prescribed form.

        12.3    Number and Terms of NSOs or Stock Units.    The number of NSOs or Stock Units to be granted to Outside Directors in lieu of meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs or Stock Units shall also be determined by the Board.

  ARTICLE 13. LIMITATION ON RIGHTS.

        13.1    Retention Rights.    Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

        13.2    Stockholders' Rights.    A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 8, 9 and 10.

        13.3    Regulatory Requirements.    Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

  ARTICLE 14. LIMITATION ON PAYMENTS.

        14.1    Basic Rule.    Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Committee, at the time of making an Award under this Plan or at any time thereafter, may specify in writing that such

Award shall not be so reduced and shall not be subject to this Article 14. For purposes of this Article 14, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Section 280G of the Code.

        14.2    Reduction of Payments.    If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 14, present value shall be determined in accordance with Section 280G (d) (4) of the Code. All determinations made by the Auditors under this Article 14 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

        14.3    Overpayments and Underpayments.    As a result of uncertainty in the application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Section 7872(f) (2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Section 7872(f) (2) of the Code.

        14.4    Related Corporations.    For purposes of this Article 14, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d) (5) of the Code.

  ARTICLE 15. WITHHOLDING TAXES.

        15.1    General.    To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

        15.2    Share Withholding.    The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common

Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions, including any restrictions required by rules of the Securities and Exchange Commission.

  ARTICLE 16. ASSIGNMENT OR TRANSFER OF AWARDS.

        16.1    General.    Except as provided in Article 15, an Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. An Option or SAR may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. Any act in violation of this Article 16 shall be void. However, this Article 16 shall not preclude a Participant from designating a beneficiary who will receive any outstanding Awards in the event of the Participant's death, nor shall it preclude a transfer of Awards by will or by the laws of descent and distribution.

  ARTICLE 17. FUTURE OF THE PLAN.

        17.1    Term of the Plan.    The Plan, as set forth herein, shall become effective on June 22, 1998, subject to approval by the Company's stockholders at the annual meeting on September 17, 1998. In the event that the Company's stockholders fail to approve the Plan at such meeting, the Plan and all Awards granted under the Plan shall be rescinded, but the Prior Plans shall remain in effect and available for making grants. This Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted after June 21, 2008.

        17.2    Amendment or Termination.    The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

  ARTICLE 18. DEFINITIONS.

        18.1    "Award" means any award of an Option, an SAR or a Stock Unit under the Plan.

        18.2    "Board" means the Company's Board of Directors, as constituted from time to time.

        18.3    "Change in Control" means:

          (a)    That the holders of the voting securities of the Company have approved a merger of consolidation of the Company with any other entity unless:

      (i)
      The proposed merger or consolidation would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

      (ii)
      Prior to the effective date of such merge or consolidation, the Board (as constituted immediately prior to such effective date) adopts a resolution that for purposes of the Plan no Change in Control shall be occurred;

          (b)    That a plan of complete liquidation of the Company has been adopted or the holders of voting securities of the Company have proved an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets;

          (c)    That any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act)(excluding current 15%+ stockholders), directly or indirectly, of 15% or more of the combined voting power of the Company's then outstanding shares, unless, within 30 business days after notice to the Company of such event, the Board (as constituted immediately prior to such event) adopts a resolution that for purposes of the Plan no Change in Control shall have occurred (which resolution may be revoked by the Board at any time, in which case a Change in Control shall be deemed to have occurred as of the date such revocation becomes effective);

          (d)    That, during any period of two consecutive years, members who at the beginning of such period constituted the Board have ceased for any reason to constitute a majority thereof, unless the election, or nomination for election by the Company's stockholders, of each director has been approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period; or

          (e)    The occurrence of any other change in control of a nature that would be required to be reported in accordance with Item 1(a) of Form 8-K pursuant to Sections 13 or 15(d) of the Exchange Act or in the Company's proxy statement in accordance with Schedule 14A of the Regulation 14A promulgated under the Exchange Act (or in any successor forms or regulations to the same effect), unless, within 30 business days after notice to the Company of such events, the Board (as constituted immediately prior to such event) adopts a resolution that for purposes of the Plan no Change in Control shall have occurred (which resolution may be revoked at any time, in which case a Change in Control shall be deemed to have occurred as of the date such revocation becomes effective).

        18.4    "Code" means the Internal Revenue Code of 1986, as amended.

        18.5    "Committee" means a Committee of the Board, as described in Article 2.

        18.6    "Common Share" means one share of the common stock of the Company.

        18.7    "Company" means Media Arts Group, Inc., a Delaware corporation.

        18.8    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        18.9    "Exercise Price," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price, "in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

        18.10    "Fair Market Value" means the market price of Common Shares, determined by the Committee as follows:

          (a)    If the Common Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date;

          (b)    If the Common Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last transaction price quoted by the NASDAQ system for such date;

          (c)    If the Common Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (d)    If none of the forgoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

        18.11    "ISO" means an incentive stock option described in Section 422 (b) of the Code.

        18.12    "Key Employee" means (a) a common-law employee of the Company, a Parent or a Subsidiary, (b) an Outside Director and (c) a consultant or advisor who provides services to the company, a Parent or a Subsidiary as an independent contractor. Service as an Outside Director or as an independent contractor shall be considered employment for all purposes of the Plan, except as provided in Sections 4.2 and 4.3.

        18.13    "NSO" means a stock option not described in Sections 422 and 423 of the Code.

        18.14    "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase one Common Share.

        18.15    "Optionee" means an individual or estate that holds an Option or SAR.

        18.16    "Outside Director" shall mean a member of the Board who is not a common-law-employee of the Company, a Parent or a Subsidiary.

        18.17    "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing such date.

        18.18    "Participant" means an individual or estate that holds an Award.

        18.19    "Plan" means this Media Arts Group, Inc., 1998 Stock Incentive Plan, as amended from time to time.

        18.20    "Prior Plans" means the Media Arts Group, Inc. Employee Stock Option Plan and Stock Option Plan for Directors.

        18.21    "SAR" means a stock appreciation right granted under the Plan.

        18.22    "SAR Agreement" means the agreement between the Company and an Optionee, which contains the terms, conditions and restrictions pertaining to his or her SAR.

        18.23    "Stock Award Agreement" means the agreement between the Company and the recipient of a Stock Unit, which contains the terms, conditions and restrictions pertaining to such Stock Unit.

        18.24    "Stock Option Agreement" means the agreement between the Company and an Optionee, which contains the terms, conditions and restrictions pertaining to his or her Option.

        18.25    "Stock Unit" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

        18.26    "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

Appendix C

Summary of the Media Arts 2002 Stock Option Plan

General.    The purpose of the 2002 Stock Option Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees and consultants of the Company and its subsidiaries and to promote the success of the Company's business. Options granted under the 2002 Stock Option Plan may be either "incentive stock options" or nonstatutory stock options. Stock purchase rights may also be granted under the 2002 Stock Option Plan.

No shares of Common Stock are currently reserved under the 2002 Stock Option Plan. The number of shares subject to the plan are subject to increase by (a) any shares which have been reserved but not issued under the 1998 Stock Incentive Plan as of the date of stockholder approval of 2002 Stock Option Plan, (b) any shares returned to the 1998 Stock Incentive Plan as a result of termination of options or repurchase of Shares issued under the 1998 Stock Incentive Plan and (c) an annual increase to be added on the first day of the Company's fiscal year beginning in 2003, equal to the lesser of (i) 500,000 shares, (ii) 4% of the outstanding shares on such date or (iii) a lesser amount determined by the Board.

Administration.    The 2002 Stock Option Plan may generally be administered by the Board or a Committee appointed by the Board (as applicable, the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the 2002 Stock Option Plan.

Eligibility.    Nonstatutory stock options and stock purchase rights may be granted under the 2002 Stock Option Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the exercise price and number of shares subject to each such grant.

        The grant of options under the 2002 Stock Option Plan to executive officers, including the officers named in the Summary Compensation Table, is subject to the discretion of the administrator. As of the date of this Proxy Statement, with respect to individuals other than non-employee directors, there has been no determination by the administrator with respect to future awards under the 2002 Stock Option Plan. Accordingly, such future awards are not determinable. As described in the section below entitled "Automatic Grants to Non-Employee Directors," the Company's current non-employee directors shall be entitled to grant of 5,000 shares on the date of the 2002 Annual Meeting. As of the date hereof, no grants have been made pursuant to the 2002 Stock Option Plan.

Limitations.    Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the 2002 Stock Option Plan provides that no employee may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 600,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options and stock purchase rights to purchase up to an additional 600,000 shares of Common Stock.

Terms and Conditions of Options.    Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following terms and conditions:

          (a)    Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to a 10% stockholder may not be less than

  110% of the fair market value on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

          (b)    Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2002 Stock Option Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, any other form of consideration permitted by applicable law, or any combination thereof.

          (c)    Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided, however, that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

          (d)    Termination of Service. If an optionee's service relationship terminates for any reason (excluding death or disability), then the optionee generally may exercise the option within three months of such termination to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). If an optionee's service relationship terminates due to the optionee's disability, the optionee generally may exercise the option, to the extent the option was vested on the date of termination, within 12 months from the date of such termination. If an optionee's service relationship terminates due to the optionee's death, the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance generally may exercise the option, as to all of the shares subject to the option (including unvested shares), within 12 months from the date of such termination.

          (e)    Nontransferability of Options. Unless otherwise determined by the Administrator, options granted under the 2002 Stock Option Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

          (f)    Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2002 Stock Option Plan as may be determined by the Administrator.

Automatic Grants to Nonemployee Directors.    Our 2002 Stock Option Plan provides for the periodic automatic grant of options to our nonemployee directors. Each option granted under this automatic grant provision will have an exercise price per share equal to 85% of the fair market value per share of our common stock on the date of grant, and will have a term of 10 years, unless terminated earlier upon the optionee's termination of service as a director. Following is a brief description of the options that will automatically be granted to nonemployee directors under the 2002 Stock Option Plan:

        Intial Grant.    A nonemployee director will automatically be granted an option to purchase 5,000 shares of our common stock on the date the individual first becomes a nonemployee director. Each initial option grant will become vested and exercisable immediately.

        Annual Grants.    Each nonemployee director will automatically be granted an option grant to purchase 5,000 shares of our common stock on the date of each annual meeting of stock holders, beginning with the 2002 Annual Meeting. Each annual option grant will become vested and exercisable immediately.

The other terms and conditions of the options automatically granted to nonemployee directors under the 2002 Stock Option Plan will be governed by the terms of our 2002 Stock Option Plan.

Stock Purchase Rights.    In the case of stock purchase rights, unless the Administrator determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

Adjustments Upon Changes in Capitalization.    In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2002 Stock Option Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 2002 Stock Option Plan, and the exercise price of any such outstanding option or stock purchase right.

In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its sole discretion, provide that each optionee shall have the right to exercise all or any part of the option or stock purchase right, including shares as to which the option or stock purchase right would not otherwise be exercisable.

In connection with any merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, each outstanding option and stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options or rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise vested or exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

Amendment and Termination of the 2002 Stock Option Plan.    The Board may amend, alter, suspend or terminate the 2002 Stock Option Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the 2002 Stock Option Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or stockholders may alter or impair any option or stock purchase right previously granted under the 2002 Stock Option Plan without the written consent of the optionee. Unless terminated earlier, the 2002 Stock Option Plan shall terminate ten years from the date the 2002 Stock Option Plan was adopted by the Board.

Federal Income Tax Consequences

Incentive Stock Options.    An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

Stock Purchase Rights.    Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, because the Company may repurchase the stock when the purchaser ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when the Company's right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of purchase), an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of the Company.

The foregoing is only a summary of the effect of federal income taxation upon optionees and the Company with respect to the grant and exercise of options under the 2002 Stock Option Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

APPENDIX D

MEDIA ARTS GROUP, INC.

2002 STOCK PLAN

        1.    Purposes of the Plan.    The purposes of this 2002 Stock Plan are:

    •
    to attract and retain the best available personnel for positions of substantial responsibility,

    •
    to provide additional incentive to Employees, Directors and Consultants, and

    •
    to promote the success of the Company's business.

        Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

        2.    Definitions.    As used herein, the following definitions shall apply:

          (a)  "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b)  "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

          (c)  "Board" means the Board of Directors of the Company.

          (d)  "Change in Control" means the occurrence of any of the following events:

              (i)  Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

            (ii)  The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

            (iii)  A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

            (iv)  The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

          (e)  "Code" means the Internal Revenue Code of 1986, as amended.

          (f)    "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (g)  "Common Stock" means the common stock of the Company.

          (h)  "Company" means Media Arts Group, Inc., a Delaware corporation.

          (i)    "Consultant" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (j)    "Director" means a member of the Board.

          (k)  "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (l)    "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (m)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (n)  "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              (i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

            (iii)  In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (o)  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (p)  "Inside Director" means a Director who is an Employee.

          (q)  "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (r)  "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (s)  "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (t)    "Option" means a stock option granted pursuant to the Plan.

          (u)  "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (v)  "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

          (w)  "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

          (x)  "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

          (y)  "Outside Director" means a Director who is not an Employee.

          (z)  "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (aa) "Plan" means this 2002 Stock Plan.

          (bb) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

          (cc) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (dd) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (ee) "Section 16(b)" means Section 16(b) of the Exchange Act.

          (ff)  "Service Provider" means an Employee, Director or Consultant.

          (gg) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

          (hh) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (ii)  "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.    Stock Subject to the Plan.    Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 0 Shares plus (a) any Shares which have been reserved but not issued under the Company's 1998 Stock Incentive Plan (the "1998 Plan") as of the date of stockholder approval of this Plan, (b) any Shares returned to the 1998 Plan as a result of termination of options or repurchase of Shares issued under the 1998 Plan and (c) an annual increase to be added on the first day of the Company's fiscal year beginning in 2003, equal to the lesser of (i) 500,000 shares, (ii) 4% of the outstanding shares on such date or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

        4.    Administration of the Plan.

          (a)  Procedure.

              (i)  Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

            (ii)  Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

            (iii)  Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

            (iv)  Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b)  Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

              (i)  to determine the Fair Market Value;

            (ii)  to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

            (iii)  to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

            (iv)  to approve forms of agreement for use under the Plan;

            (v)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

            (vi)  to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

          (vii)  to institute an Option Exchange Program;

          (viii)  to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

            (ix)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

            (x)  to modify or amend each Option or Stock Purchase Right (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

            (xi)  to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

          (xii)  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

          (xiii)  to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)  Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

        5.    Eligibility.    Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6.    Limitations.

          (a)  Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b)  Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

          (c)  The following limitations shall apply to grants of Options:

              (i)  No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 600,000 Shares.

            (ii)  In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 600,000 Shares, which shall not count against the limit set forth in subsection (i) above.

            (iii)  The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14.

            (iv)  If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

        7.    Term of Plan.    Subject to Section 20 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

        8.    Term of Option.    The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

        9.    Option Exercise Price and Consideration.

          (a)  Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

              (i)  In the case of an Incentive Stock Option

              (A)  granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

              (B)  granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii)  In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (iii)  Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b)  Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

          (c)  Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

              (i)  cash;

            (ii)  check;

            (iii)  promissory note;

            (iv)  other Shares which, in the case of Shares acquired directly or indirectly from the Company, (A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

            (v)  consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

            (vi)  a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

          (vii)  any combination of the foregoing methods of payment; or

          (viii)  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10.    Exercise of Option.

          (a)  Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c)  Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)  Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised following the Optionee's death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee's estate or by the person(s) to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Optionee's death. If, at the time of death, Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        11.    Stock Purchase Rights.

          (a)  Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b)  Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c)  Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d)  Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

        12.    Transferability of Options and Stock Purchase Rights.    Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

        13.    Formula Option Grants to Outside Directors.    All grants of Options to Outside Directors pursuant to this Section shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

          (a)  All Options granted pursuant to this Section shall be Nonstatutory Stock Options and, except as otherwise provided herein, shall be subject to the other terms and conditions of the Plan.

          (b)  No person shall have any discretion to select which Outside Directors shall be granted Options under this Section or to determine the number of Shares to be covered by such Options.

          (c)  Each person who first becomes an Outside Director following the effective date of this Plan, as determined in accordance with Section 7 hereof, shall be automatically granted an Option to purchase [5,000] Shares (the "First Option") or the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

          (d)  Each Outside Director shall be automatically granted an Option to purchase 5,000 Shares (a "Subsequent Option") on the date of each Annual Meeting of Stockholders beginning with the 2002 Annual Meeting.

          (e)  Notwithstanding the provisions of subsections (c) and (d) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan in accordance with Section 20 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 20 hereof.

          (f)    The terms of each Option granted pursuant to this Section shall be as follows:

              (i)  the term of the Option shall be ten (10) years.

            (ii)  the exercise price per Share shall be 85% of the Fair Market Value per Share on the date of grant of the Option.

            (iii)  subject to Section 14 hereof, the First Option shall vest and become exercisable immediately.

            (iv)  subject to Section 14 hereof, the Subsequent Option shall vest and become exercisable immediately.

        14.    Adjustments Upon Changes in Capitalization, Merger or Change in Control.

          (a)  Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, the number of Shares that may be added annually to the Plan pursuant to Section 3(i), the number of shares which may be granted pursuant to the automatic grant provisions of Section 13 and the number of shares of Common Stock as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b)  Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c)  Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Options granted to an Outside Director pursuant to Section 13 that are assumed or substituted for, if following such assumption or substitution the Optionee's status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, then the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable.

          In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

          For the purposes of this subsection (c), the Option or Stock Purchase Right shall be considered assumed if, following the merger or Change in Control, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

        15.    Date of Grant.    The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        16.    Amendment and Termination of the Plan.

          (a)  Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b)  Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)  Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

        17.    Conditions Upon Issuance of Shares.

          (a)  Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)  Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        18.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        19.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        20.    Stockholder Approval.    The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

900 LIGHTPOST WAY
MEDIA ARTS GROUP, INC.	MORGAN HILL, CA 95037

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Herbert D. Montgomery and Robert Murray (the “Proxies”), and each of them, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote as designated below, all the shares of Common Stock of Media Arts Group, Inc. (the “Company”) held of record by the undersigned on June 17, 2002, at the Annual Meeting of Stockholders to be held on July 17, 2002 or any adjournment or postponement thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.  IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND

RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

^FOLD AND DETACH HERE^

Please mark your votes as ☒ indicated in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4 AND 5.

		FOR all nominees listed (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed
Proposal 1.

ELECTION OF DIRECTORS — To elect the following directors as directors of the Company to hold office until the day on which the 2003 Annual Meeting of Stockholders is held or until their successors are elected and qualified.

	Anthony D. Thomopoulos	☐	☐
	Thomas Kinkade	☐	☐
	Ron D. Ford	☐	☐
	Moe Grzelakowski	☐	☐
	Herbert D. Montgomery	☐	☐
	Eric Halvorson	☐	☐
	C. Joseph LaBonte	☐	☐
	Donald Potter	☐	☐
	Richard Stearns	☐	☐

		FOR	AGAINST	ABSTAIN
Proposal 2.	To approve the amendment of the Company’s 1998 Stock Incentive Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
Proposal 3.	To approve the adoption of the Company’s 2002 Stock Option Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
Proposal 4.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2002.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
Proposal 5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.	☐	☐	☐

This Proxy when properly executed will be voted in the manner herein by the undersigned stockholder.  IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

Please sign exactly as your name appears on your stock certificates.  When shares are held by joint tenants, both should sign.  When signing as an attorney, as executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name, by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature(s)

Dated:	, 2002

^FOLD AND DETACH HERE^

QuickLinks

TABLE OF CONTENTS
QUESTIONS AND ANSWERS
PROPOSALS TO BE VOTED ON
THE BOARD OF DIRECTORS
BOARD AND COMMITTEE MEETINGS
AUDIT COMMITTEE REPORT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPENSATION OF DIRECTORS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
Summary Compensation Table(1)
OPTION GRANTS TO NAMED EXECUTIVE OFFICERS DURING THE TRANSITION PERIOD FROM APRIL 1, 2001 TO DECEMBER 1, 2001
AGGREGATED OPTION EXERCISES IN TRANSITION PERIOD AND TRANSITION PERIOD-END OPTION VALUES
EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS APPLICABLE DURING TRANSITION PERIOD FROM APRIL 1, 2001 TO DECEMBER 31, 2001
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCK PERFORMANCE GRAPH
COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN* AMONG MEDIA ARTS GROUP, INC., STANDARD & POOR'S 500 INDEX AND THE PEER GROUP
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS
COSTS OF PROXY SOLICITATION
TRANSACTION OF OTHER BUSINESS
Appendix A Summary of the Media Arts 1998 Stock Incentive Plan
Appendix B Media Arts Group, Inc. 1998 Stock Incentive Plan
Appendix C Summary of the Media Arts 2002 Stock Option Plan
APPENDIX D